UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-03725

Fidelity California Municipal Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	February 29

Date of reporting period:	February 29, 2020

Item 1.

Reports to Stockholders

Fidelity® California Municipal Income Fund

Annual Report

February 29, 2020

Includes Fidelity and Fidelity Advisor share classes

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

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Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

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Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following the end of this reporting period, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2020	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)	4.93%	2.73%	4.21%
Class M (incl. 4.00% sales charge)	4.95%	2.75%	4.25%
Class C (incl. contingent deferred sales charge)	7.50%	2.80%	3.85%
Fidelity® California Municipal Income Fund	9.68%	3.91%	4.97%
Class I	9.56%	3.82%	4.88%
Class Z	9.68%	3.85%	4.90%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® California Municipal Income Fund, a class of the fund, on February 28, 2010.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond Index performed over the same period.

Period Ending Values
$16,243	Fidelity® California Municipal Income Fund
$15,538	Bloomberg Barclays Municipal Bond Index

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds posted a healthy gain for the 12 months ending February 29, 2020, supported by strong supply/demand dynamics for most of the period. The Bloomberg Barclays Municipal Bond Index rose 9.46% for the 12 months. Gross municipal bond issuance remained below the long-term historical average, partly due to the elimination of tax-exempt advance refundings under the tax law passed in December 2017, historically a significant source of supply. Munis rose strongly from early 2019 into late August, amid growing evidence of a global economic slowdown and heightened international trade tension that led to a series of rate cuts by the U.S. Federal Reserve. Reversing a roughly three-year cycle of rate hikes, the Fed cut policy interest rates by 25 basis points in July, September and October. The muni market returned -0.80% in September, as the technical environment became less supportive. Munis rose 0.74% in the fourth quarter of 2019, held back by increased supply of new bonds and the Fed’s shift to a neutral-rate stance. Municipals then rebounded strongly in January, driven by extremely robust investor demand. Shortly after this review period ended on February 29, uncertainty related to the new coronavirus began to raise concern about some segments of munis by the second week of March.

Comments from Co-Portfolio Managers Elizah McLaughlin, Cormac Cullen and Kevin Ramundo:  For the fiscal year, the fund's share classes (excluding sales charges, if applicable) gained roughly 9% to 10%, lagging, net of fees, the 9.77% advance of the Bloomberg Barclays California Enhanced Municipal Bond Index. In managing the fund the past 12 months, we continued to focus on longer-term objectives and sought to generate attractive tax-exempt income and competitive risk-adjusted returns over time. Versus the state index, contributors included duration (sensitivity to interest rates). Maintaining slightly longer duration helped because muni yields declined for the period. Overweighting lower-quality investment-grade securities and overweighting the health care sector helped our relative result, as these segments outpaced the state index. Security selection among zero-coupon bonds was another plus. In contrast, underweighting bonds longer than 20 years detracted.Additionally, differences in the way fund holdings and index components were priced hurt our relative result.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On March 1, 2020, Michael Maka will assume co-management responsibilities for the fund. He will eventually succeed Kevin Ramundo, who will be retiring from Fidelity on June 30, 2020, after more than 20 years with the firm.

Investment Summary (Unaudited)

Top Five Sectors as of February 29, 2020

% of fund's net assets
General Obligations	27.8
Transportation	23.6
Health Care	10.6
Special Tax	9.5
Education	7.4

Quality Diversification (% of fund's net assets)

As of February 29, 2020
AAA	3.4%
AA,A	76.2%
BBB	8.1%
BB and Below	0.9%
Not Rated	4.2%
Short-Term Investments and Net Other Assets	7.2%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments February 29, 2020

Showing Percentage of Net Assets

Municipal Bonds - 92.8%
	Principal Amount (000s)	Value (000s)
California - 92.7%
ABAG Fin. Auth. for Nonprofit Corps. Rev. (Sharp HealthCare Proj.) Series 2012 A:
5% 8/1/24	$1,050	$1,133
5% 8/1/25	1,245	1,343
5% 8/1/27	300	323
5% 8/1/28	400	430
ABC Unified School District Series 1997 C:
0% 8/1/31 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,780	2,295
0% 8/1/32 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,760	3,020
Alameda Corridor Trans. Auth. Rev.:
Series 2013 A:
5% 10/1/24	7,750	8,904
5% 10/1/25	5,245	6,016
Series 2016 B:
5% 10/1/34	2,500	3,065
5% 10/1/35	4,000	4,895
Alameda County Ctfs. of Prtn. (Santa Rita Jail Proj.) Series 2007 A, 5% 12/1/20 (AMBAC Insured)	2,810	2,819
Anaheim Pub. Fing. Auth. Lease Rev. (Anaheim Pub. Impt. Proj.):
Series 1997 A, 6% 9/1/24 (FSA Insured)	1,000	1,145
Series 1997 C, 0% 9/1/22 (FSA Insured)	5,150	5,017
Antelope Valley Cmnty. College District:
Series 2015, 5% 8/1/39 (Pre-Refunded to 2/15/25 @ 100)	17,680	21,420
Series A:
5% 8/1/31	1,325	1,692
5% 8/1/32	1,345	1,714
5% 8/1/33	1,805	2,296
5% 8/1/34	3,000	3,806
5% 8/1/35	4,000	5,067
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Bonds:
Series B, 2.85%, tender 4/1/25 (a)	7,000	7,636
Series C, 2.1%, tender 4/1/22 (a)	7,000	7,152
Series H, 2.125%, tender 4/1/25 (a)	4,000	4,219
Beverly Hills Fin. Auth. Rev. (2007 Rfdg. Proj.) Series A:
5% 6/1/24	3,235	3,550
5% 6/1/25	4,355	4,778
5% 6/1/27	2,755	3,018
5% 6/1/28	3,045	3,333
California Dept. of Wtr. Resources Series AI, 5% 12/1/25	2,700	2,904
California Edl. Facilities Auth. Rev.:
(Pomona College Proj.) Series 2005 A, 0% 7/1/38	3,155	2,250
(Santa Clara Univ. Proj.):
Series 1999, 5.25% 9/1/26 (AMBAC Insured)	7,910	9,788
Series 2017 C:
5% 4/1/30	650	854
5% 4/1/31	890	1,162
5% 4/1/33	1,245	1,615
Series 2018 A:
5% 10/1/34	760	979
5% 10/1/36	840	1,076
5% 10/1/38	620	789
5% 10/1/42	4,000	5,029
5% 10/1/46	6,235	7,790
Series V1, 5% 5/1/49	10,000	17,001
California Gen. Oblig.:
Series 2004, 5.25% 12/1/33	105	105
Series 2007:
5.625% 5/1/20	85	85
5.625% 5/1/26	120	120
5.75% 5/1/30	90	90
Series 2019:
5% 10/1/22	10,000	11,089
5% 10/1/25	5,720	7,046
5% 10/1/32 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	10	10
5.25% 4/1/27	5	5
5.25% 4/1/29	5	5
5.25% 4/1/35	3,500	3,814
5.5% 4/1/28	5	5
5.5% 4/1/30	25	25
6% 3/1/33	16,330	16,394
California Health Facilities Fing. Auth. Rev.:
(Catholic Healthcare West Proj.) Series 2009 E, 5.625% 7/1/25	11,000	11,146
(Children's Hosp. of Orange County Proj.) Series 2012 A:
5% 11/15/22	2,500	2,763
5% 11/15/23	2,000	2,206
(Lucile Salter Packrd Chil Hosp. Proj.) Series 2017 A, 5% 11/15/42	1,750	2,187
(Stanford Health Proj.) Series 2017 A:
5% 11/15/35	3,405	4,361
5% 11/15/36	5,000	6,395
5% 11/15/37	3,000	3,831
Bonds:
(Providence St. Jospeh Health) Series 2016 B3, 2%, tender 10/1/25 (a)	8,190	8,698
Series 2019 B, 5%, tender 10/1/27 (a)	7,700	9,954
Series 2011 A, 5% 3/1/20	3,250	3,250
Series 2011 D:
5% 8/15/22	900	958
5% 8/15/23	700	745
5% 8/15/25	2,000	2,124
Series 2016 A, 5% 11/15/46	3,335	4,026
Series 2017 A:
4% 11/1/38	5,475	6,478
5% 11/15/32	1,400	1,810
Series 2018 A, 5% 11/15/27	500	657
California Hsg. Fin. Agcy. Series 2019 A, 4% 3/20/33	6,983	8,431
California Infrastructure & Econ. Dev. Series 2019:
5% 8/1/44	6,500	8,520
5% 8/1/49	11,000	14,323
California Infrastructure & Econ. Dev. Bank Rev. (Performing Arts Ctr. of Los Angeles County Proj.) Series 2007:
5% 12/1/27	1,080	1,083
5% 12/1/32	1,000	1,003
5% 12/1/42	2,185	2,192
California Muni. Fin. Auth.:
(Orange County Civic Ctr. Infrastructure Impt. Prog.) Series 2017 A:
5% 6/1/32	2,750	3,501
5% 6/1/33	2,320	2,948
5% 6/1/34	5,290	6,694
5% 6/1/35	5,110	6,456
5% 6/1/36	5,830	7,334
5% 6/1/37	3,000	3,766
Series 2019 A, 2.65% 8/1/36	9,956	10,558
California Muni. Fin. Auth. Rev.:
(Biola Univeristy, Inc. Proj.) Series 2017:
5% 10/1/25	305	369
5% 10/1/26	715	888
5% 10/1/28	2,130	2,683
5% 10/1/32	1,000	1,240
(Channing House Proj.) Series 2017 A:
4% 5/15/29	2,000	2,414
4% 5/15/30	1,575	1,888
4% 5/15/31	2,150	2,569
4% 5/15/32	1,000	1,193
5% 5/15/33	895	1,128
5% 5/15/34	1,000	1,258
(Institute On Aging Proj.) Series 2017:
5% 8/15/27	230	300
5% 8/15/29	245	317
5% 8/15/30	225	289
5% 8/15/33	750	951
5% 8/15/36	1,435	1,810
(LINXS APM Proj.) Series 2018 A:
5% 12/31/33 (b)	4,000	5,015
5% 12/31/34 (b)	3,000	3,755
5% 12/31/35 (b)	2,500	3,122
5% 12/31/37 (b)	4,000	4,969
5% 12/31/38 (b)	5,000	6,198
5% 12/31/43 (b)	6,000	7,358
5% 12/31/47 (b)	5,000	6,102
(Pomona College Proj.) Series 2017:
4% 1/1/37	1,250	1,498
4% 1/1/38	1,500	1,792
5% 1/1/32	1,000	1,295
5% 1/1/33	500	645
(Univ. of Verne Proj.) Series 2017 A:
5% 6/1/27	1,000	1,276
5% 6/1/28	1,000	1,272
5% 6/1/30	1,555	1,964
5% 6/1/32	1,000	1,256
5% 6/1/33	1,000	1,253
5% 6/1/35	1,000	1,248
5% 6/1/43	3,750	4,595
Series 2016 A, 5% 11/1/36 (c)	1,000	1,177
Series 2017 A:
5% 7/1/29	575	715
5% 7/1/31	1,000	1,233
5% 7/1/32	1,400	1,721
5% 7/1/33	1,000	1,225
5% 7/1/34	1,395	1,707
5% 7/1/35	1,500	1,832
5% 7/1/36	1,500	1,829
5% 7/1/37	1,250	1,520
Series 2017 B:
5% 7/1/28	1,250	1,559
5% 7/1/29	1,300	1,616
5% 7/1/30	750	929
5% 7/1/31	800	986
5% 7/1/32	1,385	1,703
Series 2017:
5% 10/1/27	500	635
5% 10/1/36	1,250	1,539
5% 10/1/37	500	614
5% 10/1/39	1,750	2,139
Series 2018:
5% 10/1/31	200	255
5% 10/1/32	225	285
5% 10/1/33	225	285
5% 10/1/34	225	284
5% 10/1/35	225	284
5% 10/1/36	250	314
5% 10/1/37	550	690
5% 10/1/38	300	375
Series 2019 A:
5% 4/1/30	3,000	3,943
5% 4/1/31	2,000	2,608
5% 4/1/32	3,000	3,893
5% 4/1/35	1,780	2,295
5% 4/1/36	1,125	1,447
5% 4/1/37	1,475	1,893
5% 4/1/40	2,500	3,183
5% 4/1/41	3,865	4,908
Series 2019:
5% 7/1/34	825	1,085
5% 7/1/39	1,000	1,298
5% 7/1/49	2,100	2,671
California Muni. Fin. Auth. Sr Living Series 2019:
5% 11/15/39	1,155	1,408
5% 11/15/49	2,500	3,008
California Muni. Fin. Auth. Student Hsg.:
(CHF-Davis I, LLC - West Village Student Hsg. Proj.) Series 2018:
5% 5/15/26	4,210	5,191
5% 5/15/27	4,635	5,850
5% 5/15/34	10,000	12,561
(CHF-Riverside I, LLC - UCR Dundee-Glasgow Student Hsg. Proj.) Series 2018:
5% 5/15/33	1,345	1,694
5% 5/15/35	1,955	2,451
5% 5/15/36	1,500	1,875
5% 5/15/43	1,500	1,845
California Poll. Cont. Fing. Auth. Solid Waste Disp. Rev. Bonds:
(Republic Svcs., Inc. Proj.) Series 2017 A1, 1.17%, tender 4/15/20 (a)(b)(c)	4,000	4,000
(Waste Mgmt., Inc. Proj.) Series 2002 C, 3.25%, tender 6/3/24 (a)(b)	7,500	8,184
California Pub. Fin. Auth. Univ. Hsg. Rev.:
(Claremont Colleges Proj.) Series 2017 A, 5% 7/1/27 (c)	1,550	1,442
(NCCD - Claremont Properties LLC - Claremont Colleges Proj.) Series 2017 A, 5% 7/1/47 (c)	1,500	1,395
California Pub. Works Board Lease Rev.:
(Coalinga State Hosp. Proj.) Series 2013 E, 5% 6/1/29	7,000	7,911
(Dept. of Corrections & Rehab. Proj.) Series 2011 C:
5% 10/1/27	9,530	10,161
5.25% 10/1/24	4,170	4,467
5.25% 10/1/25	2,875	3,079
5.75% 10/1/31	4,000	4,310
(Various California State Univ. Proj.) Series 2012 D:
5% 9/1/24 (Pre-Refunded to 9/1/22 @ 100)	1,700	1,888
5% 9/1/24 (Pre-Refunded to 9/1/22 @ 100)	1,865	2,071
(Various Cap. Projs.):
Series 2012 A:
5% 4/1/24	1,000	1,087
5% 4/1/25	5,300	5,758
Series 2012 G, 5% 11/1/25	2,500	2,776
Series 2016 D, 4% 4/1/33	1,660	1,936
(Various Judicial Council Projs.) Series 2011 D:
5% 12/1/22	3,000	3,218
5% 12/1/23	2,800	3,003
California State Univ. Rev. Bonds Series 2016 B1, 1.6%, tender 11/1/26 (a)	5,000	5,231
California Statewide Cmntys. Dev. Auth.:
Series 2016:
5% 5/15/34	1,250	1,495
5% 5/15/35	4,725	5,644
5% 5/15/40	2,250	2,666
Series 2017, 5% 5/15/47	1,000	1,202
California Statewide Cmntys. Dev. Auth. Hosp. Rev. Series 2018:
5% 1/1/33	1,595	1,987
5% 1/1/38	3,240	3,974
5% 1/1/43	7,300	8,855
California Statewide Cmntys. Dev. Auth. Rev.:
(Cottage Health Sys. Obligated Group Proj.) Series 2010, 5.25% 11/1/30 (Pre-Refunded to 11/1/20 @ 100)	3,000	3,091
(Huntington Memorial Hosp. Proj.) Series 2018:
5% 7/1/27	245	313
5% 7/1/28	660	861
5% 7/1/29	695	896
5% 7/1/30	730	936
5% 7/1/31	765	978
5% 7/1/32	805	1,027
5% 7/1/33	845	1,075
5% 7/1/34	885	1,124
5% 7/1/35	925	1,173
5% 7/1/36	500	632
5% 7/1/37	650	818
5% 7/1/38	500	627
5% 7/1/43	1,250	1,548
5% 7/1/48	9,000	11,102
(Lancer Edl. Student Hsg. Proj.) Series 2019 A:
5% 6/1/34 (c)	375	462
5% 6/1/39 (c)	475	577
5% 6/1/51 (c)	1,440	1,721
(Sutter Health Proj.) Series 2011 A, 6% 8/15/42 (Pre-Refunded to 8/15/20 @ 100)	2,120	2,171
(Viamonte Sr. Living 1 Proj.) Series 2018 B, 3% 7/1/27	3,000	3,051
Bonds Series 2007 A, 5%, tender 3/1/27 (a)	4,000	5,002
Series 2015, 5% 2/1/45	4,050	4,534
Series 2016:
5% 10/1/26	1,125	1,403
5% 10/1/27	2,360	2,939
5% 10/1/28	1,230	1,528
5% 10/1/29	675	836
5% 10/1/30	1,100	1,357
5% 10/1/33	1,850	2,259
Series 2017 A, 5% 11/1/32 (c)	1,135	1,377
Series 2018 A, 5% 3/1/42	7,500	9,356
Carlsbad Unified School District:
Series 2009 B, 6% 5/1/34 (Pre-Refunded to 5/1/24 @ 100)	5,300	6,492
Series 2017 A:
4% 5/1/31	1,500	1,815
4% 5/1/32	1,150	1,382
4% 5/1/33	1,375	1,649
4% 5/1/34	1,375	1,641
Chaffey Unified High School District Series 2017 C, 5.25% 8/1/47	6,460	8,076
Corona-Norco Unified School District Series 2013 A:
5% 9/1/25	645	731
5% 9/1/28	1,250	1,416
5% 9/1/32	1,125	1,275
5% 9/1/35	585	662
Ctr. Unified School District Series 1997 C, 0% 9/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,010	2,000
Desert Sands Unified School District Series 2013 B:
5% 6/1/27	2,000	2,273
5% 6/1/28	2,000	2,270
5% 6/1/29	1,650	1,871
5% 6/1/30	2,500	2,830
5% 6/1/31	1,750	1,979
El Camino Hosp. District Series 2006, 0% 8/1/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,425	1,286
El Dorado County Gen. Oblig. 5% 9/1/23	1,360	1,498
El Dorado Irr. Distr. Rev. Series 2016 C, 5% 3/1/36	330	404
Elk Grove Fin. Auth. Spl. Tax Rev.:
(Elk Grove Cfd Laguna Ridge Proj.) Series 2016, 5% 9/1/41	4,500	5,315
Series 2015:
5% 9/1/27	1,940	2,346
5% 9/1/28	4,125	4,987
5% 9/1/29	4,325	5,225
5% 9/1/30 (Build America Mutual Assurance Insured)	1,135	1,368
5% 9/1/31 (Build America Mutual Assurance Insured)	1,750	2,108
5% 9/1/32 (Build America Mutual Assurance Insured)	1,615	1,942
Series 2016:
5% 9/1/27	1,875	2,283
5% 9/1/28	1,500	1,824
5% 9/1/29	2,000	2,424
5% 9/1/30	1,720	2,074
5% 9/1/31	2,500	3,005
Elk Grove Unified School District Spl. Tax (Cmnty. Facilities District #1 Proj.) 6.5% 12/1/24 (AMBAC Insured)	3,180	3,581
Empire Union School District Spl. Tax (Cmnty. Facilities District No. 1987 Proj.) Series 2002 A:
0% 10/1/24 (AMBAC Insured)	1,665	1,562
0% 10/1/25 (AMBAC Insured)	1,665	1,531
Encinitas Union School District Series 1996, 0% 8/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000	988
Escondido Union High School District Series 2008 A:
0% 8/1/33 (Assured Guaranty Corp. Insured)	5,655	4,420
0% 8/1/34 (Assured Guaranty Corp. Insured)	3,500	2,665
Folsom Cordova Unified School District School Facilities Impt. District #1 Series A, 0% 10/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,315	1,308
Foothill-De Anza Cmnty. College District Series 1999 B, 0% 8/1/24 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,000	4,791
Foothill/Eastern Trans. Corridor Agcy. Toll Road Rev. Series 2015 A, 0% 1/15/33 (FSA Insured)	9,000	6,870
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev.:
Series 2005 A, 0% 6/1/27 (AMBAC Insured)	5,390	4,906
Series 2013 A, 5% 6/1/30	6,000	6,788
Series 2015 A, 5% 6/1/33	2,305	2,770
Series 2017 A1:
5% 6/1/21	2,000	2,100
5% 6/1/22	2,000	2,178
5% 6/1/23	2,000	2,254
5% 6/1/24	3,000	3,497
5% 6/1/25	3,000	3,607
Series A, 0% 6/1/24 (AMBAC Insured)	8,030	7,683
Irvine Reassessment District 12-1 Ltd. Oblig.:
Series 2019:
4% 9/2/38	1,000	1,197
4% 9/2/39	1,000	1,192
5% 9/2/44	2,545	3,272
4% 9/2/21	1,750	1,834
5% 9/2/23	1,000	1,105
5% 9/2/24	825	943
5% 9/2/25	500	552
5% 9/2/26	800	913
La Quinta Redev. Agcy.:
(La Quinta Redev. Proj. Areas No. 1 and 2) Series 2014 A:
5% 9/1/25	1,700	2,024
5% 9/1/26	1,860	2,207
5% 9/1/27	1,725	2,041
5% 9/1/28	1,000	1,180
5% 9/1/29	1,250	1,471
Series 2013 A:
5% 9/1/24	3,830	4,399
5% 9/1/25	4,085	4,686
5% 9/1/26	4,105	4,702
Ladera Ranch Cmnty. Facilities District 2004-1 Series 2014 A:
5% 8/15/27	1,765	1,905
5% 8/15/28	1,960	2,114
5% 8/15/29	4,225	4,558
5% 8/15/30	4,555	4,911
Laguna Beach Unified School District Gen. Oblig. (Election of 2001 Proj.):
5% 8/1/21	405	412
5% 8/1/22	450	458
5% 8/1/23	485	494
5% 8/1/24	1,000	1,018
5% 8/1/26	1,370	1,394
5% 8/1/28	760	773
Long Beach Bond Fin. Auth. Lease Series 2012 A:
5% 8/1/24	1,000	1,102
5% 8/1/25	1,000	1,102
5% 8/1/26	1,000	1,102
5% 8/1/27	1,000	1,101
5% 8/1/28	1,000	1,101
5% 8/1/29	1,000	1,100
5% 8/1/30	1,000	1,100
5% 8/1/31	1,000	1,099
Long Beach Bond Fin. Auth. Natural Gas Purchase Rev. Series 2007 A, 5.25% 11/15/21	3,790	4,054
Long Beach Cmnty. College:
0% 6/1/28 (FSA Insured)	2,995	2,658
0% 6/1/31 (FSA Insured)	8,285	6,801
Long Beach Hbr. Rev.:
Series 2010 B, 5% 5/15/22	2,735	2,759
Series 2017 A:
5% 5/15/26 (b)	1,110	1,378
5% 5/15/27 (b)	2,000	2,546
5% 5/15/29 (b)	1,350	1,704
5% 5/15/30 (b)	1,300	1,634
5% 5/15/31 (b)	2,400	3,008
5% 5/15/32 (b)	1,760	2,202
5% 5/15/33 (b)	1,350	1,686
5% 5/15/34 (b)	1,650	2,055
5% 5/15/35 (b)	2,500	3,108
5% 5/15/36 (b)	3,000	3,718
5% 5/15/37 (b)	2,755	3,407
Series 2019 A, 5% 5/15/44	10,000	12,987
Long Beach Unified School District Series 2009:
5.25% 8/1/33	410	411
5.75% 8/1/33	170	171
Los Angeles Cmnty. College District:
Series 2015 A, 5% 8/1/29	7,000	8,278
Series 2017 J, 4% 8/1/33	2,500	3,041
Los Angeles Cmnty. Redev. Agcy. Lease Rev. (Vermont Manchester Social Svcs. Proj.) Series 2005, 5% 9/1/21 (AMBAC Insured)	2,805	2,814
Los Angeles County Ctfs. of Prtn.:
(Disney Concert Hall Parking Garage Proj.) 5% 3/1/23	1,600	1,808
(Disney Parking Proj.) 0% 3/1/20	1,000	1,000
Los Angeles County Reg'l. Fin. Auth. (MonteCedro, Inc. Proj.) Series 2014 A, 5% 11/15/44	2,250	2,491
Los Angeles Dept. Arpt. Rev.:
Series 2015 A:
5% 5/15/24 (b)	795	930
5% 5/15/25 (b)	2,250	2,720
5% 5/15/26 (b)	1,705	2,058
5% 5/15/27 (b)	1,250	1,505
5% 5/15/28 (b)	1,250	1,501
5% 5/15/29 (b)	1,575	1,886
5% 5/15/30 (b)	1,400	1,672
Series 2015 D:
5% 5/15/23 (b)	1,390	1,572
5% 5/15/28 (b)	1,950	2,342
5% 5/15/29 (b)	2,550	3,053
5% 5/15/30 (b)	2,000	2,389
5% 5/15/31 (b)	2,540	3,027
5% 5/15/41 (b)	3,240	3,808
Series 2016 A:
5% 5/15/29 (b)	2,500	3,076
5% 5/15/30 (b)	2,500	3,071
5% 5/15/31 (b)	3,000	3,675
5% 5/15/32 (b)	3,700	4,526
5% 5/15/33 (b)	2,000	2,442
5% 5/15/35 (b)	2,000	2,435
5% 5/15/42 (b)	7,500	9,016
Series 2016 B:
5% 5/15/22 (b)	1,000	1,091
5% 5/15/26 (b)	1,600	1,988
5% 5/15/27 (b)	1,000	1,236
5% 5/15/36 (b)	3,600	4,376
5% 5/15/41 (b)	3,750	4,516
Series 2017 B:
5% 5/15/23 (b)	1,000	1,130
5% 5/15/24 (b)	1,500	1,753
5% 5/15/25 (b)	1,750	2,111
Series 2018 D, 5% 5/15/48 (b)	2,000	2,539
Series 2018, 5% 5/15/43 (b)	10,000	12,787
Series 2019 A, 5% 5/15/49 (b)	4,950	6,276
Series 2019 D, 5% 5/15/49 (b)	4,000	5,029
Series F:
4% 5/15/49 (b)	5,000	5,871
5% 5/15/44 (b)	9,000	11,484
Los Angeles Dept. of Wtr. & Pwr. Elec. Plant Rev. 4.75% 10/15/20 (Escrowed to Maturity)	35	35
Los Angeles Dept. of Wtr. & Pwr. Rev.:
Series 2015 A:
5% 7/1/28	3,400	4,078
5% 7/1/30	6,000	7,171
Series 2016 B, 5% 7/1/42	4,595	5,590
Series 2019 A, 5% 7/1/45	10,000	12,919
Los Angeles Hbr. Dept. Rev. Series 2016 A, 5% 8/1/24 (b)	1,500	1,759
Los Angeles Muni. Impt. Corp. Lease Rev.:
Series 2012 C, 5% 3/1/26	3,000	3,253
Series 2014 A:
5% 5/1/24	325	382
5% 5/1/25	540	634
5% 5/1/29	500	585
5% 5/1/30	1,000	1,167
5% 5/1/31	1,555	1,811
Series 2014 B:
5% 5/1/24	200	235
5% 5/1/25	225	264
5% 5/1/29	500	585
5% 5/1/30	400	467
5% 5/1/31	400	466
Series 2016 B, 5% 11/1/36	1,500	1,872
Los Angeles Wastewtr. Sys. Rev. Series 2012 B, 5% 6/1/28	4,800	5,254
M-S-R Pub. Pwr. Agcy. San Juan Proj. Rev. Series D, 6.75% 7/1/20 (Escrowed to Maturity)	230	235
Madera County Ctfs. of Prtn. (Children's Hosp. Central California Proj.) Series 2010, 5.375% 3/15/36 (Pre-Refunded to 3/15/20 @ 100)	3,425	3,430
Merced Union High School District Series A, 0% 8/1/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,100	1,074
Modesto Elementary School District, Stanislaus County Series A:
0% 8/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,000	1,972
0% 8/1/25 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,800	2,621
Modesto Gen. Oblig. Ctfs. of Prtn.:
(Cmnty. Ctr. Refing. Proj.) Series A, 5% 11/1/23 (AMBAC Insured)	1,215	1,274
(Golf Course Refing. Proj.) Series B, 5% 11/1/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	785	824
Modesto Irrigation District Fing. Auth. Series 2019 A, 5% 10/1/39	1,500	1,956
Monrovia Unified School District Series B, 0% 8/1/33 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,500	1,928
Montebello Pub. Fing. Auth. (Montebello Home2 Suites by Hilton Hotel Proj.) Series 2016 A:
5% 6/1/30	1,640	2,002
5% 6/1/31	500	608
5% 6/1/32	500	608
5% 6/1/33	1,800	2,184
5% 6/1/34	1,345	1,629
5% 6/1/35	1,895	2,292
5% 6/1/36	2,000	2,415
5% 6/1/41	6,155	7,364
Moreland School District Series 2003 B, 0% 8/1/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,485	1,339
Muroc Jt Unified School District Series 2016 B, 5.25% 8/1/47	4,375	5,566
Murrieta Pub. Fing. Auth. Spl. Tax Series 2012:
5% 9/1/23	1,650	1,809
5% 9/1/25	1,000	1,095
5% 9/1/26	1,155	1,264
Murrieta Valley Unified School District:
Series 2008, 0% 9/1/32 (FSA Insured)	5,000	3,910
Series 2015:
4% 9/1/24 (FSA Insured)	330	376
5% 9/1/25 (FSA Insured)	680	818
5% 9/1/26 (FSA Insured)	500	601
5% 9/1/26 (FSA Insured)	1,500	1,802
5% 9/1/27 (FSA Insured)	455	546
North City West School Facilities Fing. Auth. Spl. Tax Series 2005 B, 5.25% 9/1/23 (AMBAC Insured)	1,530	1,767
Northern California Pwr. Agcy. Rev. (Hydroelectric #1 Proj.) Series 1986 A, 7.5% 7/1/23 (Pre-Refunded to 7/1/21 @ 100)	2,370	2,536
Northern California Transmission Agcy. Rev.:
5% 5/1/36	2,390	2,934
5% 5/1/38	2,265	2,766
5% 5/1/39	1,500	1,830
Norwalk-Mirada Unified School District Series 2009 D, 0% 8/1/33 (FSA Insured)	5,755	4,469
Oakland Gen. Oblig.:
Series 2012, 5% 1/15/25 (Pre-Refunded to 1/15/21 @ 100)	3,460	3,592
Series 2015 A:
5% 1/15/28	1,225	1,496
5% 1/15/29	1,650	2,010
5% 1/15/30	1,665	2,019
5% 1/15/31	1,520	1,842
Oakland Redev. Agcy. Sub Tax Allocation (Central District Redev. Proj.) Series 1993 A, 5% 9/1/21 (Escrowed to Maturity)	290	301
Oakland Unified School District Alameda County Series 2015 A:
5% 8/1/30	1,250	1,507
5% 8/1/30 (FSA Insured)	1,570	1,907
5% 8/1/40	3,500	4,175
Oakland-Alameda County Coliseum Auth. (Oakland Coliseum Proj.) Series 2012 A:
5% 2/1/22	2,935	3,178
5% 2/1/23	5,000	5,405
Oceanside Unified School District Series A, 0% 8/1/31 (Assured Guaranty Corp. Insured)	5,000	4,137
Orange County San District Waste Series 2016 A:
5% 2/1/35	5,490	6,800
5% 2/1/36	6,630	8,199
Palmdale Elementary School District Spl. Tax Series 2017 A, 5% 8/1/41 (FSA Insured)	1,275	1,557
Palomar Cmnty. College District Series 2017, 5% 8/1/35	1,410	1,814
Palomar Health Rev.:
Series 2016, 5% 11/1/36	12,970	15,407
Series 2017, 5% 11/1/42	3,000	3,583
Palomar Pomerado Health Series 2004 A, 0% 8/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,870	4,413
Perris Union High School District Series A, 4% 9/1/48 (FSA Insured)	11,000	13,029
Placer County Union High School District Series A:
0% 8/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,000	1,993
0% 8/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000	987
Pomona Calif Wtsw Rev. (Wtr. Facilities Proj.) Series 2017, 4% 5/1/37	4,335	5,109
Port of Oakland Rev.:
Series 2011 O, 5% 5/1/22 (b)	4,500	4,707
Series 2012 P:
5% 5/1/22 (b)	4,000	4,347
5% 5/1/24 (b)	2,820	3,059
Series 2017 D:
5% 11/1/25 (b)	5,135	6,228
5% 11/1/26 (b)	2,285	2,840
5% 11/1/27 (b)	4,000	5,094
5% 11/1/28 (b)	4,925	6,253
5% 11/1/29 (b)	4,200	5,320
Poway California Redev. Agcy. Successor Series A:
5% 6/15/27	2,385	3,103
5% 6/15/28	2,190	2,709
5% 12/15/28	2,200	2,720
5% 12/15/29	4,825	5,943
5% 12/15/30	3,500	4,823
Poway Unified School District:
(District #2007-1 School Facilities Proj.) Series 2008 A, 0% 8/1/32	12,800	10,458
Series 2011, 0% 8/1/46	10,150	5,202
Series B:
0% 8/1/33	4,840	3,860
0% 8/1/35	9,000	6,779
0% 8/1/37	6,325	4,507
0% 8/1/41	5,130	3,245
Poway Unified School District Pub. Fing.:
5% 9/15/26	935	1,074
5% 9/1/30	1,495	1,755
5% 9/1/31	1,260	1,476
5% 9/1/32	1,795	2,100
5% 9/1/33	2,740	3,200
5% 9/1/34	1,225	1,428
5% 9/1/35	1,580	1,840
5% 9/1/36	3,395	3,947
Rancho Cucamonga Redev. Agcy. (Rancho Redev. Proj.):
5% 9/1/25 (FSA Insured)	1,740	2,065
5% 9/1/26 (FSA Insured)	1,350	1,595
5% 9/1/27 (FSA Insured)	1,700	2,004
5% 9/1/28 (FSA Insured)	1,700	2,000
5% 9/1/29 (FSA Insured)	1,850	2,169
Redwood City Elementary School District Series 1997, 0% 8/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,825	4,805
Richmond Wastewtr. Rev. Series 2019 A:
4% 8/1/49	4,000	4,710
5% 8/1/39	390	511
5% 8/1/44	2,135	2,751
Riverside County Trans. Commission Toll Rev. Series 2013 A:
5.75% 6/1/44	2,500	2,838
5.75% 6/1/48	5,000	5,668
Riverside Elec. Rev. Series 2019 A, 5% 10/1/43	3,840	4,990
Riverside Swr. Rev. Series 2015 A:
5% 8/1/26	1,710	2,100
5% 8/1/27	1,725	2,114
5% 8/1/28	1,935	2,367
5% 8/1/29	2,330	2,845
Rocklin Unified School District Series 2002:
0% 8/1/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,610	2,519
0% 8/1/24 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,370	6,068
0% 8/1/25 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,725	6,318
0% 8/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,365	4,943
0% 8/1/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,500	5,869
Roseville City School District Series 2002 A:
0% 8/1/25 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,745	1,629
0% 8/1/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,940	1,735
Sacramento City Fing. Auth. Lease Rev. Series 1993 A, 5.4% 11/1/20 (AMBAC Insured)	375	386
Sacramento City Fing. Auth. Rev. Series A, 0% 12/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,000	5,415
Sacramento County Arpt. Sys. Rev.:
Series 2016 B:
5% 7/1/35	790	976
5% 7/1/36	2,000	2,469
5% 7/1/41	6,430	7,885
Series 2018 C:
5% 7/1/34 (b)	4,000	5,092
5% 7/1/35 (b)	5,000	6,354
5% 7/1/36 (b)	7,500	9,510
Series 2018 E:
5% 7/1/33	1,300	1,681
5% 7/1/34	1,000	1,290
5% 7/1/35	1,000	1,288
Sacramento Muni. Util. District Elec. Rev.:
Series 2012 Y, 5% 8/15/27	2,800	3,093
Series 2013 A, 5% 8/15/41	2,810	3,190
Series 2016 D, 5% 8/15/28	2,500	3,348
Sacramento TOT Rev. Series A:
5% 6/1/34	700	898
5% 6/1/35	2,065	2,645
5% 6/1/36	2,215	2,825
5% 6/1/37	2,405	3,060
5% 6/1/38	1,240	1,571
5% 6/1/43	6,000	7,494
San Bernardino Cmnty. College District Series 2019 A:
4% 8/1/44	2,000	2,350
4% 8/1/49	7,500	8,765
San Bernardino County Ctfs. of Prtn.:
(Cap. Facilities Proj.) Series B, 6.875% 8/1/24 (Escrowed to Maturity)	8,300	9,538
(Med. Ctr. Fing. Proj.) 5.5% 8/1/22 (Escrowed to Maturity)	10,000	10,876
San Bernardino Unified School District Gen. Oblig. Series 2013 A:
5% 8/1/23 (FSA Insured)	1,100	1,258
5% 8/1/24 (FSA Insured)	1,250	1,429
5% 8/1/25 (FSA Insured)	2,000	2,282
5% 8/1/27 (FSA Insured)	2,000	2,275
San Diego Assoc. of Governments (Mid-Coast Corridor Transit Proj.) Series 2019 A, 1.8% 11/15/27	7,505	7,657
San Diego California Assn. Govts. South Bay (South Bay Expressway Proj.) Series 2017 A:
5% 7/1/29	1,650	2,110
5% 7/1/31	2,000	2,537
5% 7/1/33	1,735	2,193
5% 7/1/34	1,380	1,741
5% 7/1/35	1,500	1,890
5% 7/1/36	1,980	2,486
5% 7/1/38	2,000	2,491
5% 7/1/42	5,000	6,175
San Diego Convention Ctr. Expansion Series 2012 A, 5% 4/15/24	3,300	3,598
San Diego County Reg'l. Arpt. Auth. Arpt. Rev.:
(Sub Lien Proj.):
Series 2017 B:
5% 7/1/24 (b)	1,000	1,170
5% 7/1/25 (b)	515	622
5% 7/1/27 (b)	500	638
5% 7/1/28 (b)	1,000	1,272
5% 7/1/29 (b)	1,725	2,185
5% 7/1/30 (b)	2,915	3,678
5% 7/1/31 (b)	1,250	1,573
5% 7/1/32 (b)	1,300	1,633
5% 7/1/33 (b)	1,330	1,667
5% 7/1/34 (b)	1,000	1,252
5% 7/1/36 (b)	1,500	1,871
5% 7/1/37 (b)	750	933
5% 7/1/47 (b)	5,250	6,421
Series A, 5% 7/1/26 (b)	400	498
Series 2013 B, 5% 7/1/38 (b)	7,000	7,836
Series 2017A, 5% 7/1/42	5,810	7,327
Series 2020 B:
5% 7/1/29 (d)	2,720	3,661
5% 7/1/30 (d)	2,550	3,498
San Diego Pub. Facilities Fing. Auth. Lease Rev.:
(Cap. Impt. Proj.) Series 2012 A, 5% 4/15/23	1,710	1,865
Series 2015 A, 5% 10/15/44	4,005	4,798
Series 2016:
5% 10/15/29	2,000	2,457
5% 10/15/30	1,000	1,224
5% 10/15/31	650	794
San Diego Unified School District:
(Convention Ctr. Proj.) Series 2012, 0% 7/1/45	4,770	2,670
Series 2008 C, 0% 7/1/37	1,300	921
Series 2008 E, 0% 7/1/47 (e)	8,700	8,266
San Francisco Bay Area Rapid Transit District Sales Tax Rev. Series 2019 A:
4% 7/1/38	3,040	3,602
4% 7/1/39	2,075	2,454
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev.:
Series 2014 A, 5% 5/1/40 (b)	1,865	2,145
Series 2016 B:
5% 5/1/41 (b)	9,695	11,684
5% 5/1/46 (b)	23,000	27,584
Series 2017 A, 5% 5/1/42 (b)	3,000	3,684
Series 2019 A:
5% 5/1/36 (b)	10,000	12,965
5% 1/1/47 (b)	3,005	3,773
Series 2019 B, 5% 5/1/49	5,000	6,442
Series 2019 E, 5% 5/1/50 (b)	7,000	8,839
Series A, 5% 5/1/44 (b)	8,390	9,617
5% 5/1/28	2,280	2,864
5% 5/1/29	1,225	1,536
5% 5/1/30	330	412
5% 5/1/32	1,000	1,244
San Francisco City & County Redev. Spl. Tax (Mission Bay South Pub. Impt. Proj.) Series 2013 A:
5% 8/1/23	1,000	1,089
5% 8/1/24	750	816
San Jacinto Unified School District Series 2014:
5% 8/1/25 (FSA Insured)	875	1,030
5% 8/1/26 (FSA Insured)	1,055	1,239
5% 8/1/27 (FSA Insured)	1,250	1,464
5% 8/1/28 (FSA Insured)	1,250	1,459
5% 8/1/29 (FSA Insured)	3,150	3,690
5% 8/1/30 (FSA Insured)	4,070	4,766
5% 8/1/31 (FSA Insured)	650	761
San Joaquin Hills Trans. Corridor Agcy. Toll Road Rev. Series 1993, 0% 1/1/27 (Escrowed to Maturity)	4,000	3,754
San Jose Fing. Auth. Lease Rev. (Civic Ctr. Proj.) Series 2013 A:
5% 6/1/25	3,500	3,981
5% 6/1/26	3,000	3,411
San Jose Int. Arpt. Rev.:
Series 2017 A:
5% 3/1/27 (b)	2,480	3,128
5% 3/1/29 (b)	710	890
5% 3/1/31 (b)	1,100	1,368
5% 3/1/32 (b)	850	1,056
5% 3/1/33 (b)	1,095	1,357
5% 3/1/34 (b)	1,250	1,547
5% 3/1/35 (b)	3,460	4,276
5% 3/1/36 (b)	2,250	2,775
5% 3/1/37 (b)	2,250	2,770
5% 3/1/41 (b)	10,235	12,494
Series 2017 B:
5% 3/1/29	200	256
5% 3/1/30	250	319
5% 3/1/32	235	299
5% 3/1/33	250	317
5% 3/1/34	500	633
5% 3/1/37	3,000	3,777
San Luis Obispo Cmnty. College District Series B, 4% 8/1/43	4,700	5,516
San Marcos Redev. Agcy. Successor Series 2015 A:
5% 10/1/27	1,650	2,035
5% 10/1/29	675	826
5% 10/1/30	2,000	2,436
5% 10/1/31	2,310	2,802
San Marcos Unified School District:
Series 2010 A, 5% 8/1/38 (Pre-Refunded to 8/1/21 @ 100)	5,000	5,314
Series 2010 B, 0% 8/1/47	9,000	4,686
San Mateo County Cmnty. College District Series 2019:
5% 9/1/36	1,000	1,356
5% 9/1/37	1,000	1,352
5% 9/1/38	760	1,021
5% 9/1/39	1,000	1,340
5% 9/1/40	1,100	1,468
San Mateo County Joint Powers Fing. Auth. Series 2019 A:
5% 7/15/24	4,000	4,746
5% 7/15/26	4,000	5,086
San Mateo Foster City (Clean Wtr. Prog.) Series 2019, 5% 8/1/49	8,000	10,408
San Mateo Unified School District (Election of 2000 Proj.) Series B:
0% 9/1/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,000	1,933
0% 9/1/25 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,490	1,403
0% 9/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,500	1,389
San Pablo Redev. Agcy. Series 2014 A:
5% 6/15/25 (FSA Insured)	825	962
5% 6/15/26 (FSA Insured)	860	1,001
5% 6/15/27 (FSA Insured)	1,770	2,058
5% 6/15/28 (FSA Insured)	1,865	2,165
5% 6/15/29 (FSA Insured)	1,780	2,064
5% 6/15/30 (FSA Insured)	1,150	1,332
5% 6/15/31 (FSA Insured)	1,000	1,158
Sanger Unified School District 5.6% 8/1/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	610	647
Santa Ana Unified School District Series 2019 A, 4% 8/1/48	5,500	6,389
Santa Barbara Fing. Auth. (Arpt. Proj.) Series 2019:
5% 4/1/30	1,000	1,358
5% 4/1/32	1,365	1,836
5% 4/1/34	1,000	1,333
5% 4/1/36	2,135	2,829
5% 4/1/37	1,000	1,321
5% 4/1/38	845	1,111
Santa Clara Elec. Rev. Series 2011 A, 6% 7/1/31	3,000	3,207
Santa Monica Pub. Fin. Rev.:
(City Svcs. Bldg. Proj.) Series 2017:
4% 7/1/39	790	934
5% 7/1/36	2,380	3,015
5% 7/1/37	1,780	2,250
(Downtown Fire Station Proj.) Series 2018, 5% 7/1/42	1,250	1,557
Santa Monica-Malibu Unified School District Series 2017 C:
4% 7/1/36	435	523
4% 7/1/37	475	570
4% 7/1/38	450	538
4% 7/1/39	550	656
5% 7/1/30	250	325
5% 7/1/31	350	453
5% 7/1/32	255	330
5% 7/1/33	250	322
5% 7/1/34	315	406
5% 7/1/35	400	514
Santa Rosa Wastewtr. Rev. Series 2002 B:
0% 9/1/20 (AMBAC Insured)	4,030	4,013
0% 9/1/22 (AMBAC Insured)	2,900	2,830
0% 9/1/25 (AMBAC Insured)	6,800	6,372
Shasta Union High School District:
Series 2002, 0% 8/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000	917
Series 2003, 0% 5/1/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,340	2,947
South Bayside Waste Mgmt. Auth.:
Series 2019 A, 5% 9/1/42 (FSA Insured)	1,300	1,691
Series 2019 B:
5% 9/1/20 (b)	850	867
5% 9/1/21 (b)	1,245	1,318
5% 9/1/24 (b)	440	517
South Orange County Pub. Fin. Auth. Series 2016:
5% 4/1/34	2,000	2,484
5% 4/1/36	3,000	3,710
South Orange County Pub. Fing. Auth. Spl. Tax Rev. Series 2014 A:
5% 8/15/23	1,000	1,083
5% 8/15/26	1,975	2,140
5% 8/15/27	700	758
5% 8/15/28	1,000	1,081
Southwestern Cmnty. College District Gen. Oblig. Series 2000, 0% 8/1/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,495	2,263
Stockton Pub. Fing. Auth. Wtr. Rev. Series 2018 A:
4% 10/1/37	2,000	2,351
5% 10/1/35	1,000	1,297
5% 10/1/36	1,585	2,049
Stockton Unified School District Gen. Oblig.:
Series 2012 A:
5% 8/1/24 (FSA Insured)	300	354
5% 8/1/25 (FSA Insured)	750	885
5% 8/1/27 (FSA Insured)	265	311
5% 8/1/28 (FSA Insured)	510	598
5% 8/1/38 (FSA Insured)	2,500	2,910
5% 8/1/42 (FSA Insured)	4,650	5,398
Series 2012:
5% 7/1/23 (FSA Insured)	1,270	1,393
5% 7/1/24 (FSA Insured)	1,350	1,481
5% 7/1/25 (FSA Insured)	1,060	1,162
5% 7/1/26 (FSA Insured)	1,110	1,217
5% 7/1/27 (FSA Insured)	1,065	1,167
5% 1/1/29 (FSA Insured)	600	657
Successor Agcy. to the Redev. Agcy. of Pittsburg (Los Medanos Cmnty. Dev. Proj.) Series 2016 A:
5% 9/1/24 (FSA Insured)	2,440	2,868
5% 9/1/25 (FSA Insured)	3,500	4,237
5% 9/1/27 (FSA Insured)	4,000	4,999
5% 9/1/28 (FSA Insured)	3,500	4,367
5% 9/1/29 (FSA Insured)	2,000	2,494
Tobacco Securitization Auth. Southern California Tobacco Settlement Series 2019 A1:
5% 6/1/24	1,000	1,165
5% 6/1/26	1,000	1,233
Torrance Gen. Oblig. Rev. (Torrance Memorial Med. Ctr. Proj.) Series A, 5% 9/1/40	5,780	5,893
Tracy Operating Partnership Joint Powers Auth. Rev. 6.375% 10/1/38 (Assured Guaranty Corp. Insured)	5,000	5,005
Tulare Swr. Rev. Series 2015:
5% 11/15/24 (FSA Insured)	820	977
5% 11/15/25 (FSA Insured)	800	983
5% 11/15/26 (FSA Insured)	965	1,184
5% 11/15/27 (FSA Insured)	1,500	1,836
5% 11/15/28 (FSA Insured)	1,165	1,423
Turlock Irrigation District Rev.:
Series 2011, 5.5% 1/1/41	10,000	10,406
Series 2020:
5% 1/1/31 (d)	6,375	8,415
5% 1/1/32 (d)	6,695	8,804
5% 1/1/41 (d)	4,000	5,111
Union Elementary School District Series A, 0% 9/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,995	2,956
Univ. of California Regents Med. Ctr. Pool Rev. Series 2013 J, 5% 5/15/48	7,300	8,132
Univ. of California Revs.:
Bonds Series 2016 AT, 1.4%, tender 5/15/21 (a)	3,000	3,010
Series 2017 AV, 5% 5/15/34	2,000	2,557
Series 2019 BB, 5% 5/15/49	2,000	2,585
Upland Gen. Oblig. Ctfs. of Prtn. (San Antonio Cmnty. Hosp.,CA. Proj.) Series 2017:
4% 1/1/35	1,000	1,118
4% 1/1/36	1,000	1,116
5% 1/1/30	1,285	1,585
5% 1/1/31	1,350	1,659
5% 1/1/32	1,400	1,716
5% 1/1/33	2,835	3,467
5% 1/1/34	2,230	2,724
Vacaville Unified School District Series 2014 C:
5% 8/1/23 (Build America Mutual Assurance Insured)	930	1,068
5% 8/1/26 (Build America Mutual Assurance Insured)	1,295	1,538
5% 8/1/30	6,710	7,880
Ventura County Pub. Fing. Auth. Series 2013 A:
5% 11/1/24	1,000	1,115
5% 11/1/25	1,000	1,114
5% 11/1/26	1,000	1,113
Walnut Valley Unified School District Series D:
0% 8/1/30 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,875	2,444
0% 8/1/31 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,865	2,376
0% 8/1/32 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,315	1,066
Washington Township Health Care District Gen. Oblig. Series 2013 B:
5% 8/1/43	5,000	5,857
5.5% 8/1/38	1,500	1,783
5.5% 8/1/40	5,000	5,939
Washington Township Health Care District Rev.:
Series 2010 A, 5.5% 7/1/38	3,100	3,145
Series 2017 B:
5% 7/1/30	2,500	3,066
5% 7/1/32	1,350	1,648
5% 7/1/33	1,000	1,219
Series 2019 A:
5% 7/1/30	1,000	1,274
5% 7/1/31	875	1,111
5% 7/1/32	890	1,127
5% 7/1/36	750	942
West Contra Costa Unified School District:
Series 2012 D, 0% 8/1/33 (FSA Insured)	1,675	1,320
Series 2012, 5% 8/1/32	8,265	9,092
Series 2014 A:
5% 8/1/23	365	419
5% 8/1/25	2,555	3,034
5% 8/1/26	2,550	3,020
5% 8/1/27	1,150	1,358
5% 8/1/28	1,000	1,178
5% 8/1/29	1,675	1,966
Western Riverside County Trust & Wastewtr. Fin. Auth.:
5.5% 9/1/34 (Assured Guaranty Corp. Insured)	1,750	1,756
5.625% 9/1/39 (Assured Guaranty Corp. Insured)	2,250	2,258
Yuba City Unified School District Series A, 0% 9/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,090	2,059

TOTAL CALIFORNIA		2,179,309

Guam - 0.1%
Guam Int'l. Arpt. Auth. Rev.:
Series 2013 C, 6.375% 10/1/43 (b)	480	562
Series C, 5% 10/1/21 (Escrowed to Maturity) (b)	770	801

TOTAL GUAM		1,363

TOTAL MUNICIPAL BONDS
(Cost $1,959,720)		2,180,672

Municipal Notes - 7.9%
California - 7.9%
1500 Mission Urban Hsg. LP Participating VRDN Series DBE 80 38, 1.5% 3/6/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	15,000	$15,000
California Gen. Oblig. Participating VRDN:
Series Floaters XF 10 38, 1.25% 3/6/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	5,500	5,500
Series Spears DB 80 17, 1.3% 3/6/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	4,290	4,290
California Health Facilities Fing. Auth. Participating VRDN Series Floaters XG 00 49, 1.25% 3/6/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	1,700	1,700
California Health Facilities Fing. Auth. Rev. Participating VRDN Series Floaters XG 00 48, 1.25% 3/6/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	9,000	9,000
California Muni. Fin. Auth. Participating VRDN Series XF 10 88, 1.5% 3/6/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	2,700	2,700
California Poll. Cont. Fing. Auth. Envir. Impt. Rev. (Air Products & Chemicals Proj.) Series 2008 B, 1.2% 3/2/20, VRDN (a)	5,200	5,200
California Poll. Cont. Fing. Auth. Exempt Facilities Rev. (ExxonMobil Proj.) Series 2001, 1.13% 3/2/20, VRDN (a)(b)	6,100	6,100
California Statewide Cmntys. Dev. Auth. Multi-family Hsg. Rev.:
(Irvine Apt. Cmntys. LP Proj.):
Series 2001 W1, 1.22% 3/2/20, LOC Wells Fargo Bank NA, VRDN (a)(b)	900	900
Series 2001 W2, 1.22% 3/2/20, LOC Wells Fargo Bank NA, VRDN (a)(b)	10,200	10,200
Series 2001 W3, 1.22% 3/2/20, LOC Wells Fargo Bank NA, VRDN (a)(b)	14,700	14,700
Participating VRDN Series Floaters XF 10 82, 1.5% 3/6/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	14,625	14,625
Dignity Health Participating VRDN Series DBE 80 11, 1.37% 3/6/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	14,700	14,700
Eastern California Muni. Wtr. District Wtr. and Wasterwater Series 2018 A, 1.19% 3/2/20 (Liquidity Facility Bank of America NA), VRDN (a)	1,300	1,300
Hbr. Park Apts. Lp Participating VRDN Series Spears DBE 80 14, 1.5% 3/6/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	6,045	6,045
Los Angeles Dept. of Wtr. & Pwr. Rev.:
Series 2002 A3, 1.19% 3/2/20 (Liquidity Facility Bank of America NA), VRDN (a)	600	600
Series 2002 A7, 1.19% 3/2/20 (Liquidity Facility Bank of America NA), VRDN (a)	1,900	1,900
Los Angeles Dept. of Wtr. & Pwr. Wtrwks. Rev. Series 2001 B4, 1.16% 3/2/20 (Liquidity Facility Citibank NA), VRDN (a)	9,300	9,300
Los Angeles Multi-family Hsg. Rev. Series 1994 A, 1.29% 3/2/20, LOC JPMorgan Chase Bank, VRDN (a)(b)	1,523	1,523
Metropolitan Wtr. District of Southern California Wtr. Rev. Series A, 1.19% 3/2/20 (Liquidity Facility Citibank NA), VRDN (a)	3,500	3,500
Metropolitan Wtr. District of Southern California Wtrwks. Rev. Series 2000 B3, 1.19% 3/2/20 (Liquidity Facility Citibank NA), VRDN (a)	2,900	2,900
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev. Participating VRDN:
Series Floaters XM 06 75, 1.4% 3/6/20 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(b)(f)(g)	5,815	5,815
Series Floaters ZF 26 76, 1.35% 3/6/20 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(b)(f)(g)	12,185	12,185
Series XF 28 38, 1.3% 3/6/20 (Liquidity Facility Barclays Bank PLC) (a)(b)(f)(g)	5,500	5,500
Series XM 07 49, 1.3% 3/6/20 (Liquidity Facility Royal Bank of Canada) (a)(b)(c)(f)(g)	5,000	5,000
San Francisco City & County Multi-family Hsg. Rev. Participating VRDN Series DBE 80 49, 1.5% 3/6/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	7,000	7,000
Univ. of California Revs.:
Participating VRDN Series Spears DB 80 20, 1.3% 3/6/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	5,710	5,710
Series 2013 AL 4, 1.18% 3/2/20, VRDN (a)	5,100	5,100
Wilshire Vermont Station Apts Participating VRDN Series Spears DBE 80 16, 1.45% 3/6/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(b)(f)(g)	8,800	8,800
TOTAL MUNICIPAL NOTES
(Cost $186,793)		186,793
TOTAL INVESTMENT IN SECURITIES - 100.7%
(Cost $2,146,513)		2,367,465
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(16,574)
NET ASSETS - 100%		$2,350,891

Security Type Abbreviations

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $17,151,000 or 0.7% of net assets.

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (e) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

 (f) Provides evidence of ownership in one or more underlying municipal bonds.

 (g) Coupon rates are determined by re-marketing agents based on current market conditions.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	27.8%
Transportation	23.6%
Health Care	10.6%
Special Tax	9.5%
Education	7.4%
Synthetics	5.2%
Others* (Individually Less Than 5%)	15.9%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		February 29, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $2,146,513)		$2,367,465
Cash		47
Receivable for fund shares sold		1,455
Interest receivable		22,067
Prepaid expenses		2
Total assets		2,391,036
Liabilities
Payable for investments purchased on a delayed delivery basis	$27,901
Payable for fund shares redeemed	9,361
Distributions payable	1,899
Accrued management fee	681
Distribution and service plan fees payable	33
Other affiliated payables	181
Other payables and accrued expenses	89
Total liabilities		40,145
Net Assets		$2,350,891
Net Assets consist of:
Paid in capital		$2,129,661
Total accumulated earnings (loss)		221,230
Net Assets		$2,350,891
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($55,535 ÷ 4,075 shares)(a)		$13.63
Maximum offering price per share (100/96.00 of $13.63)		$14.20
Class M:
Net Asset Value and redemption price per share ($10,638 ÷ 779 shares)(a)		$13.66
Maximum offering price per share (100/96.00 of $13.66)		$14.23
Class C:
Net Asset Value and offering price per share ($23,593 ÷ 1,734 shares)(a)		$13.61
California Municipal Income:
Net Asset Value, offering price and redemption price per share ($2,159,280 ÷ 158,662 shares)		$13.61
Class I:
Net Asset Value, offering price and redemption price per share ($59,158 ÷ 4,338 shares)		$13.64
Class Z:
Net Asset Value, offering price and redemption price per share ($42,687 ÷ 3,130 shares)		$13.64

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended February 29, 2020
Investment Income
Interest		$68,023
Expenses
Management fee	$7,672
Transfer agent fees	1,667
Distribution and service plan fees	379
Accounting fees and expenses	391
Custodian fees and expenses	16
Independent trustees' fees and expenses	8
Registration fees	121
Audit	57
Legal	5
Miscellaneous	14
Total expenses before reductions	10,330
Expense reductions	(15)
Total expenses after reductions		10,315
Net investment income (loss)		57,708
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		6,222
Total net realized gain (loss)		6,222
Change in net unrealized appreciation (depreciation) on investment securities		135,383
Net gain (loss)		141,605
Net increase (decrease) in net assets resulting from operations		$199,313

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended February 29, 2020	Year ended February 28, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$57,708	$56,928
Net realized gain (loss)	6,222	(1,420)
Change in net unrealized appreciation (depreciation)	135,383	15,097
Net increase (decrease) in net assets resulting from operations	199,313	70,605
Distributions to shareholders	(60,352)	(57,016)
Share transactions - net increase (decrease)	267,998	(46,339)
Total increase (decrease) in net assets	406,959	(32,750)
Net Assets
Beginning of period	1,943,932	1,976,682
End of period	$2,350,891	$1,943,932

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity California Municipal Income Fund Class A

Years ended February 28,	2020 A	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$12.78	$12.68	$12.79	$13.24	$13.16
Income from Investment Operations
Net investment income (loss)B	.309	.339	.340	.363	.390
Net realized and unrealized gain (loss)	.866	.101	(.043)	(.451)	.081
Total from investment operations	1.175	.440	.297	(.088)	.471
Distributions from net investment income	(.309)	(.339)	(.339)	(.362)	(.390)
Distributions from net realized gain	(.016)	(.001)	(.068)	–	(.001)
Total distributions	(.325)	(.340)	(.407)	(.362)	(.391)
Redemption fees added to paid in capitalB	–	–	–	–C	–C
Net asset value, end of period	$13.63	$12.78	$12.68	$12.79	$13.24
Total ReturnD,E	9.30%	3.53%	2.31%	(.70)%	3.66%
Ratios to Average Net AssetsF
Expenses before reductions	.79%	.79%	.80%	.80%	.80%
Expenses net of fee waivers, if any	.79%	.79%	.80%	.80%	.80%
Expenses net of all reductions	.79%	.79%	.80%	.80%	.80%
Net investment income (loss)	2.34%	2.69%	2.62%	2.75%	2.99%
Supplemental Data
Net assets, end of period (in millions)	$56	$44	$39	$47	$48
Portfolio turnover rate	11%	20%	20%	25%	11%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.0005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Fidelity California Municipal Income Fund Class M

Years ended February 28,	2020 A	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$12.81	$12.71	$12.82	$13.28	$13.20
Income from Investment Operations
Net investment income (loss)B	.315	.345	.346	.368	.399
Net realized and unrealized gain (loss)	.866	.101	(.043)	(.460)	.080
Total from investment operations	1.181	.446	.303	(.092)	.479
Distributions from net investment income	(.315)	(.345)	(.345)	(.368)	(.398)
Distributions from net realized gain	(.016)	(.001)	(.068)	–	(.001)
Total distributions	(.331)	(.346)	(.413)	(.368)	(.399)
Redemption fees added to paid in capitalB	–	–	–	–C	–C
Net asset value, end of period	$13.66	$12.81	$12.71	$12.82	$13.28
Total ReturnD,E	9.32%	3.57%	2.35%	(.74)%	3.72%
Ratios to Average Net AssetsF
Expenses before reductions	.75%	.75%	.76%	.76%	.74%
Expenses net of fee waivers, if any	.75%	.75%	.76%	.76%	.74%
Expenses net of all reductions	.75%	.75%	.76%	.76%	.74%
Net investment income (loss)	2.37%	2.72%	2.66%	2.79%	3.04%
Supplemental Data
Net assets, end of period (in millions)	$11	$9	$8	$9	$8
Portfolio turnover rate	11%	20%	20%	25%	11%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.0005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Fidelity California Municipal Income Fund Class C

Years ended February 28,	2020 A	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$12.76	$12.66	$12.77	$13.22	$13.14
Income from Investment Operations
Net investment income (loss)B	.210	.244	.241	.263	.292
Net realized and unrealized gain (loss)	.866	.100	(.042)	(.451)	.080
Total from investment operations	1.076	.344	.199	(.188)	.372
Distributions from net investment income	(.210)	(.243)	(.241)	(.262)	(.291)
Distributions from net realized gain	(.016)	(.001)	(.068)	–	(.001)
Total distributions	(.226)	(.244)	(.309)	(.262)	(.292)
Redemption fees added to paid in capitalB	–	–	–	–C	–C
Net asset value, end of period	$13.61	$12.76	$12.66	$12.77	$13.22
Total ReturnD,E	8.50%	2.76%	1.54%	(1.46)%	2.88%
Ratios to Average Net AssetsF
Expenses before reductions	1.54%	1.55%	1.56%	1.55%	1.55%
Expenses net of fee waivers, if any	1.54%	1.54%	1.56%	1.55%	1.55%
Expenses net of all reductions	1.54%	1.54%	1.56%	1.55%	1.55%
Net investment income (loss)	1.59%	1.93%	1.87%	2.00%	2.24%
Supplemental Data
Net assets, end of period (in millions)	$24	$24	$29	$31	$26
Portfolio turnover rate	11%	20%	20%	25%	11%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.0005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Fidelity California Municipal Income Fund

Years ended February 28,	2020 A	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$12.76	$12.66	$12.77	$13.22	$13.15
Income from Investment Operations
Net investment income (loss)B	.353	.381	.383	.407	.434
Net realized and unrealized gain (loss)	.866	.101	(.042)	(.450)	.070
Total from investment operations	1.219	.482	.341	(.043)	.504
Distributions from net investment income	(.353)	(.381)	(.383)	(.407)	(.433)
Distributions from net realized gain	(.016)	(.001)	(.068)	–	(.001)
Total distributions	(.369)	(.382)	(.451)	(.407)	(.434)
Redemption fees added to paid in capitalB	–	–	–	–C	–C
Net asset value, end of period	$13.61	$12.76	$12.66	$12.77	$13.22
Total ReturnD	9.68%	3.88%	2.66%	(.37)%	3.93%
Ratios to Average Net AssetsE
Expenses before reductions	.45%	.46%	.46%	.46%	.46%
Expenses net of fee waivers, if any	.45%	.46%	.46%	.46%	.46%
Expenses net of all reductions	.45%	.46%	.46%	.46%	.46%
Net investment income (loss)	2.68%	3.02%	2.97%	3.09%	3.33%
Supplemental Data
Net assets, end of period (in millions)	$2,159	$1,792	$1,841	$1,728	$1,866
Portfolio turnover rate	11%	20%	20%	25%	11%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.0005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Fidelity California Municipal Income Fund Class I

Years ended February 28,	2020 A	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$12.79	$12.69	$12.80	$13.25	$13.17
Income from Investment Operations
Net investment income (loss)B	.342	.371	.372	.395	.423
Net realized and unrealized gain (loss)	.866	.100	(.042)	(.450)	.080
Total from investment operations	1.208	.471	.330	(.055)	.503
Distributions from net investment income	(.342)	(.370)	(.372)	(.395)	(.422)
Distributions from net realized gain	(.016)	(.001)	(.068)	–	(.001)
Total distributions	(.358)	(.371)	(.440)	(.395)	(.423)
Redemption fees added to paid in capitalB	–	–	–	–C	–C
Net asset value, end of period	$13.64	$12.79	$12.69	$12.80	$13.25
Total ReturnD	9.56%	3.78%	2.57%	(.46)%	3.91%
Ratios to Average Net AssetsE
Expenses before reductions	.55%	.55%	.55%	.55%	.55%
Expenses net of fee waivers, if any	.55%	.55%	.55%	.55%	.55%
Expenses net of all reductions	.55%	.54%	.55%	.55%	.55%
Net investment income (loss)	2.58%	2.93%	2.87%	3.00%	3.23%
Supplemental Data
Net assets, end of period (in millions)	$59	$48	$60	$59	$47
Portfolio turnover rate	11%	20%	20%	25%	11%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.0005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Fidelity California Municipal Income Fund Class Z

Years ended February 28,	2020 A	2019 B
Selected Per–Share Data
Net asset value, beginning of period	$12.79	$12.58
Income from Investment Operations
Net investment income (loss)C	.357	.156
Net realized and unrealized gain (loss)	.866	.211
Total from investment operations	1.223	.367
Distributions from net investment income	(.357)	(.156)
Distributions from net realized gain	(.016)	(.001)
Total distributions	(.373)	(.157)
Redemption fees added to paid in capitalC	–	–
Net asset value, end of period	$13.64	$12.79
Total ReturnD,E	9.68%	2.93%
Ratios to Average Net AssetsF
Expenses before reductions	.43%	.44%G
Expenses net of fee waivers, if any	.43%	.43%G
Expenses net of all reductions	.43%	.43%G
Net investment income (loss)	2.70%	3.01%G
Supplemental Data
Net assets, end of period (in millions)	$43	$27
Portfolio turnover rate	11%	20%

 A For the year ended February 29.

 B For the period October 2, 2018 (commencement of sale of shares) to February 28, 2019.

 C Calculated based on average shares outstanding during the period.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 29, 2020
(Amounts in thousands except percentages)

1. Organization.

Fidelity California Municipal Income Fund (the Fund) is a fund of Fidelity California Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, California Municipal Income, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective March 1, 2019, Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions. The Fund may be affected by economic and political developments in the state of California.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards, losses deferred due to futures contracts.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS)will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$221,547
Gross unrealized depreciation	(346)
Net unrealized appreciation (depreciation)	$221,201
Tax Cost	$2,146,264

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$1,180
Net unrealized appreciation (depreciation) on securities and other investments	$221,201

At period end, the Fund was required to defer approximately $70 of losses on futures contracts.

The tax character of distributions paid was as follows:

	February 29, 2020	February 28, 2019
Tax-exempt Income	$57,644	$56,869
Ordinary Income	119	147
Long-term Capital Gains	2,589	-
Total	$60,352	$ 57,016

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity California Municipal Income Fund	393,843	224,665

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .35% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$128	$9
Class M	-%	.25%	23	–
Class C	.75%	.25%	228	34
			$379	$43

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$13
Class M	2
Class C(a)	1
$16

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$81.16
Class M	12.12
Class C	36.16
California Municipal Income	1,425.07
Class I	96.17
Class Z	17.05
	$1,667

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity California Municipal Income Fund	.02

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

5. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity California Municipal Income Fund	$5

During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $2.

During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $6.

In addition, during the period the investment adviser or an affiliate reimbursed the Fund $7 for an operational error which is included in the accompanying Statement of Operations.

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 29, 2020	Year ended February 28, 2019(a)
Distributions to shareholders
Class A	$1,258	$1,114
Class M	234	218
Class C	391	513
California Municipal Income	55,931	53,601
Class I	1,568	1,449
Class Z	970	121
Total	$60,352	$57,016

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to February 28, 2019.

8. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 29, 2020	Year ended February 28, 2019(a)	Year ended February 29, 2020	Year ended February 28, 2019(a)
Class A
Shares sold	1,312	1,407	$17,245	$17,818
Reinvestment of distributions	80	76	1,060	966
Shares redeemed	(782)	(1,105)	(10,296)	(13,899)
Net increase (decrease)	610	378	$8,009	$4,885
Class M
Shares sold	179	98	$2,387	$1,252
Reinvestment of distributions	17	16	220	203
Shares redeemed	(91)	(69)	(1,205)	(874)
Net increase (decrease)	105	45	$1,402	$581
Class C
Shares sold	526	156	$6,907	$1,977
Reinvestment of distributions	25	34	336	426
Shares redeemed	(728)	(550)	(9,534)	(6,943)
Net increase (decrease)	(177)	(360)	$(2,291)	$(4,540)
California Municipal Income
Shares sold	32,646	34,416	$429,839	$433,774
Reinvestment of distributions	2,369	2,561	31,357	32,374
Shares redeemed	(16,786)	(41,933)	(221,853)	(527,734)
Net increase (decrease)	18,229	(4,956)	$239,343	$(61,586)
Class I
Shares sold	1,758	1,512	$23,221	$19,176
Reinvestment of distributions	104	96	1,378	1,213
Shares redeemed	(1,253)	(2,578)	(16,742)	(32,632)
Net increase (decrease)	609	(970)	$7,857	$(12,243)
Class Z
Shares sold	1,518	2,172	$20,093	$27,528
Reinvestment of distributions	70	9	933	113
Shares redeemed	(554)	(85)	(7,348)	(1,077)
Net increase (decrease)	1,034	2,096	$13,678	$26,564

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to February 28, 2019.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (Covid-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity California Municipal Trust and Shareholders of Fidelity California Municipal Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity California Municipal Income Fund (one of the funds constituting Fidelity California Municipal Trust, referred to hereafter as the “Fund”) as of February 29, 2020, the related statement of operations for the year ended February 29, 2020, the statement of changes in net assets for each of the two years in the period ended February 29, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 9, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 277 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray currently serves as Vice Chairman of Meijer, Inc. (regional retail chain, 2013-present). Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Previously, Mr. McGinty served as Chief Compliance Officer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2019). Prior to joining Fidelity Investments, Mr. McGinty served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President of Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as President (2016-2019) and Director (2014-2019) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), Vice President of Global Asset Allocation Funds (2017-2019); Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), and President, Money Market and Short Duration Bond Group of Fidelity Management & Research Company (FMR) (investment adviser firm, 2013-2014).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2019 to February 29, 2020).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2019	Ending Account Value February 29, 2020	Expenses Paid During Period-B September 1, 2019 to February 29, 2020
Class A	.79%
Actual		$1,000.00	$1,025.80	$3.98
Hypothetical-C		$1,000.00	$1,020.93	$3.97
Class M	.76%
Actual		$1,000.00	$1,026.00	$3.83
Hypothetical-C		$1,000.00	$1,021.08	$3.82
Class C	1.54%
Actual		$1,000.00	$1,022.00	$7.74
Hypothetical-C		$1,000.00	$1,017.21	$7.72
California Municipal Income	.45%
Actual		$1,000.00	$1,027.60	$2.27
Hypothetical-C		$1,000.00	$1,022.63	$2.26
Class I	.55%
Actual		$1,000.00	$1,027.10	$2.77
Hypothetical-C		$1,000.00	$1,022.13	$2.77
Class Z	.43%
Actual		$1,000.00	$1,027.70	$2.17
Hypothetical-C		$1,000.00	$1,022.73	$2.16

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity California Municipal Income Fund voted to pay to shareholders of record at the opening of business on April 8, 2020, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity California Municipal Income Fund
Class A	04/09/20	04/08/20	$0.000	$0.008
Class M	04/09/20	04/08/20	$0.000	$0.008
Class C	04/09/20	04/08/20	$0.000	$0.008
California Municipal Income Fund	04/09/20	04/08/20	$0.000	$0.008
Class I	04/09/20	04/08/20	$0.000	$0.008
Class Z	04/09/20	04/08/20	$0.000	$0.008

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 29, 2020, $3,795,791, or, if subsequently determined to be different, the net capital gain of such year.

During fiscal year ended 2020, 100% of the fund's income dividends were free from federal income tax, and 17.48% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity California Municipal Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2019 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Approval of Amended and Restated Advisory Contracts. At its September 2019 meeting, the Board also unanimously determined to approve an amended and restated management contract and sub-advisory agreements (Amended and Restated Contracts) in connection with an upcoming consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, Fidelity Investments Money Management, Inc. (FIMM) expects to merge with and into FMR and, after the merger, FMR expects to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FIMM upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile and considered that the definition of "group assets" for purposes of the fund's group fee would be modified to avoid double-counting assets once the reorganization is complete. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees or expenses paid by the fund.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in September 2018 and December 2018.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and a peer group of funds with similar objectives (peer group), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity California Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2018.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class M, Class I, Class Z, and the retail class ranked below the competitive median for 2018, the total expense ratio of Class A ranked equal to the competitive median for 2018, and the total expense ratio of Class C ranked above the competitive median for 2018. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class C was above the competitive median primarily because of its 1.00% 12b-1 fee. The Board noted that, when compared with competitor funds that charge a 1.00% 12b-1 fee, the total expense ratio of Class C is below median. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and meets periodically, to evaluate potential fall-out benefits. The Board noted that the committee was expected to, among other things: (i) discuss the legal framework surrounding potential fall-out benefits; (ii) review the Board's responsibilities and approach to potential fall-out benefits; and (iii) review practices employed by competitor funds regarding the review of potential fall-out benefits. The Board noted that it would consider the committee's findings in connection with future consideration of contract renewals.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the practices of certain sub-advisers regarding their receipt of research from broker-dealers that execute the funds' portfolio transactions; (vi) the terms of Fidelity's voluntary expense limitation agreements; (vii) the methodology with respect to competitive fund data and peer group classifications; (viii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (ix) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (x) the impact on fund profitability of recent changes in total net assets for Fidelity's money market funds, anticipated changes to the competitive landscape for money market funds, and the level of investor comfort with gates, fees, and floating NAVs; (xi) the funds' share class structures and distribution channels; and (xii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed and the fund's Amended and Restated Contracts should be approved.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot not be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

CFL-ANN-0420
1.783451.117

Fidelity® California Limited Term Tax-Free Bond Fund

Annual Report

February 29, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following the end of this reporting period, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2020	Past 1 year	Past 5 years	Past 10 years
Fidelity® California Limited Term Tax-Free Bond Fund	4.50%	1.92%	2.20%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® California Limited Term Tax-Free Bond Fund on February 28, 2010.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond Index performed over the same period.

Period Ending Values
$12,432	Fidelity® California Limited Term Tax-Free Bond Fund
$15,538	Bloomberg Barclays Municipal Bond Index

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds posted a healthy gain for the 12 months ending February 29, 2020, supported by strong supply/demand dynamics for most of the period. The Bloomberg Barclays Municipal Bond Index rose 9.46% for the 12 months. Gross municipal bond issuance remained below the long-term historical average, partly due to the elimination of tax-exempt advance refundings under the tax law passed in December 2017, historically a significant source of supply. Munis rose strongly from early 2019 into late August, amid growing evidence of a global economic slowdown and heightened international trade tension that led to a series of rate cuts by the U.S. Federal Reserve. Reversing a roughly three-year cycle of rate hikes, the Fed cut policy interest rates by 25 basis points in July, September and October. The muni market returned -0.80% in September, as the technical environment became less supportive. Munis rose 0.74% in the fourth quarter of 2019, held back by increased supply of new bonds and the Fed’s shift to a neutral-rate stance. Municipals then rebounded strongly in January, driven by extremely robust investor demand. Shortly after this review period ended on February 29, uncertainty related to the new coronavirus began to raise concern about some segments of munis by the second week of March.

Comments from Co-Portfolio Managers Elizah McLaughlin, Cormac Cullen and Kevin Ramundo:  For the fiscal year, the fund gained 4.50%, outpacing, net of fees, the 4.12% advance of the Bloomberg Barclays California Enhanced Municipal 1-7 Year Non-AMT Index. In managing the fund the past 12 months, we continued to focus on longer-term objectives and sought to generate attractive tax-exempt income and competitive risk-adjusted return over time. Versus the state index, contributors included duration (sensitivity to interest rates) and yield-curve positioning. Maintaining slightly longer duration helped because muni yields declined for the period. Also, overweighting bonds with durations in the seven- to 10-year range contributed, as they outperformed shorter-duration securities. Overweighting certain lower-coupon securities (below 5%) and overweighting lower-quality investment-grade securities also helped our relative result. The fund's overweighting in zero-coupon bonds, particularly certain state-appropriated securities, was another plus. Conversely, the fund's underweighting in bonds backed by tobacco payments slightly detracted from performance versus the state index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On March 1, 2020, Michael Maka will assume co-management responsibilities for the fund. He will eventually succeed Kevin Ramundo, who will be retiring from Fidelity on June 30, 2020, after more than 20 years with the firm.

Investment Summary (Unaudited)

Top Five Sectors as of February 29, 2020

% of fund's net assets
General Obligations	34.2
Health Care	14.9
Transportation	10.7
Education	9.6
Synthetics	9.3

Quality Diversification (% of fund's net assets)

As of February 29, 2020
AAA	1.7%
AA,A	78.4%
BBB	9.3%
BB and Below	0.8%
Not Rated	2.7%
Short-Term Investments and Net Other Assets	7.1%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments February 29, 2020

Showing Percentage of Net Assets

Municipal Bonds - 92.9%
	Principal Amount	Value
California - 92.7%
ABAG Fin. Auth. for Nonprofit Corps. Rev. (Sharp HealthCare Proj.):
Series 2011 A, 5% 8/1/22	$1,655,000	$1,756,700
Series 2012 A, 4% 8/1/21	1,200,000	1,257,588
Alameda Corridor Trans. Auth. Rev.:
Series 2013 A, 5% 10/1/21	2,725,000	2,910,763
Series 2016 A:
4% 10/1/21	1,250,000	1,305,338
4% 10/1/23	850,000	932,425
5% 10/1/22	1,250,000	1,370,888
Azusa Unified School District Series 2002, 0% 7/1/26 (FSA Insured)	1,125,000	1,031,366
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Bonds:
Series 2014 E, 2%, tender 4/1/21 (a)	3,000,000	3,022,950
Series A, 2.95%, tender 4/1/26 (a)	9,000,000	10,002,330
Series B, 2.85%, tender 4/1/25 (a)	7,000,000	7,636,370
Series C, 2.1%, tender 4/1/22 (a)	7,000,000	7,152,460
California Dept. of Wtr. Resources Pwr. Supply Rev. Series 2010 L, 5% 5/1/21	1,890,000	1,903,136
California Gen. Oblig.:
Bonds 4%, tender 12/1/21 (a)	6,180,000	6,427,447
Series 2011, 5% 9/1/21	6,080,000	6,463,283
Series 2012, 5% 2/1/22	3,860,000	4,170,691
Series 2013, 5% 2/1/21	15,000	15,578
Series 2014, 4% 5/1/23	2,440,000	2,688,807
Series 2015, 5% 8/1/24	1,795,000	2,126,034
Series 2017, 5% 8/1/23	8,150,000	9,319,933
Series 2019:
5% 10/1/22	7,000,000	7,761,950
5% 10/1/25	5,720,000	7,046,125
5% 10/1/26	3,500,000	4,435,060
5% 4/1/31	1,000,000	1,407,020
5% 4/1/32	1,000,000	1,437,970
California Health Facilities Fing. Auth. Rev.:
(Children's Hosp. of Orange County Proj.) Series 2012 A, 5% 11/15/21	1,450,000	1,546,773
Bonds:
(Providence St. Jospeh Health) Series 2016 B3, 2%, tender 10/1/25 (a)	12,195,000	12,951,700
Series 2009 D, 1.7%, tender 10/18/22 (a)	5,000,000	5,118,000
Series 2016 B1, 1.25%, tender 10/1/20 (a)	9,545,000	9,569,695
Series 2016 B2, 4%, tender 10/1/24 (a)	6,000,000	6,851,880
Series 2019 B, 5%, tender 10/1/27 (a)	5,300,000	6,851,628
Series 2019 C, 5%, tender 10/1/25 (a)	7,000,000	8,575,630
Series 2011 A, 5.25% 3/1/23	310,000	323,448
Series 2014 A:
5% 10/1/21	500,000	534,495
5% 10/1/22	1,650,000	1,834,091
California Infrastructure and Econ. Dev. Bank Rev. Bonds:
(Los Angeles County Museum of Art Proj.) Series 2017, 1 month U.S. LIBOR + 0.650% 1.772%, tender 3/5/20 (a)(b)	5,000,000	5,009,752
Series 2018 D, 1 month U.S. LIBOR + 0.380% 1.511%, tender 8/1/21 (a)(b)	7,000,000	7,009,730
California Mun Fin Auth Student Hsg (CHF-Davis I, LLC - West Village Student Housing Proj.) Series 2018, 5% 5/15/23	1,000,000	1,129,000
California Muni. Fin. Auth. (Orange County Civic Ctr. Infrastructure Impt. Prog.) Series 2017 A:
5% 6/1/21	900,000	949,365
5% 6/1/30	2,650,000	3,407,185
California Muni. Fin. Auth. Rev.:
(Biola Univeristy, Inc. Proj.) Series 2017:
5% 10/1/20	305,000	312,152
5% 10/1/21	375,000	398,663
5% 10/1/22	1,020,000	1,124,683
5% 10/1/23	1,230,000	1,402,409
5% 10/1/24	370,000	435,109
5% 10/1/25	1,210,000	1,465,467
5% 10/1/26	355,000	441,102
(Channing House Proj.) Series 2017 A:
4% 5/15/28	2,000,000	2,421,460
5% 5/15/24	910,000	1,074,055
5% 5/15/26	360,000	450,724
5% 5/15/27	350,000	450,093
(Institute On Aging Proj.) Series 2017:
5% 8/15/21	225,000	239,373
5% 8/15/23	225,000	258,410
5% 8/15/24	285,000	339,395
5% 8/15/25	985,000	1,214,239
5% 8/15/26	275,000	349,968
(Univ. of Verne Proj.) Series 2017 A:
5% 6/1/20	200,000	202,084
5% 6/1/21	550,000	579,106
5% 6/1/22	625,000	682,550
5% 6/1/23	700,000	791,294
5% 6/1/25	1,250,000	1,507,313
5% 6/1/28	390,000	496,092
Series 2017 A:
5% 11/1/23	450,000	508,788
5% 7/1/24	1,400,000	1,622,894
5% 7/1/25	750,000	894,263
5% 11/1/25	745,000	888,711
5% 7/1/26	1,000,000	1,224,170
5% 7/1/27	800,000	1,003,224
Series 2017 B:
5% 7/1/24	1,440,000	1,669,262
5% 1/1/25	1,230,000	1,466,271
5% 7/1/26	500,000	612,085
5% 7/1/27	640,000	802,579
Series 2018:
5% 10/1/20	325,000	332,526
5% 10/1/21	250,000	265,493
5% 10/1/22	475,000	522,215
5% 10/1/23	225,000	255,517
5% 10/1/24	275,000	321,912
5% 10/1/25	275,000	331,078
5% 10/1/26	300,000	370,194
Series 2019 A:
5% 4/1/26	650,000	805,253
5% 4/1/27	1,285,000	1,636,036
5% 4/1/28	2,000,000	2,596,220
5% 4/1/29	3,000,000	3,980,340
California Muni. Fin. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2009 A, 1.3%, tender 2/3/25 (a)(c)	1,500,000	1,520,025
California Muni. Fin. Auth. Solid Waste Rev. Bonds (Republic Svcs., Inc. Proj.) 1.15%, tender 4/1/20 (a)	3,000,000	3,000,065
California Muni. Fin. Auth. Sr Living Series 2019:
4% 11/15/20	260,000	265,222
4% 11/15/23	295,000	325,120
4% 11/15/25	630,000	724,664
4% 11/15/28	710,000	841,307
California Muni. Fin. Auth. Student Hsg.:
(CHF-Davis I, LLC - West Village Student Hsg. Proj.) Series 2018:
5% 5/15/24	1,200,000	1,398,408
5% 5/15/25	3,400,000	4,080,782
5% 5/15/26	3,000,000	3,698,850
5% 5/15/27	3,000,000	3,786,300
(CHF-Riverside I, LLC - UCR Dundee-Glasgow Student Hsg. Proj.) Series 2018:
5% 5/15/22	710,000	774,262
5% 5/15/23	950,000	1,072,550
5% 5/15/24	2,265,000	2,639,495
5% 5/15/27	750,000	946,575
(CHF-Riverside II, LLC-UCR North District Phase I Student Hsg. Proj.) Series 2019:
5% 5/15/23 (Build America Mutual Assurance Insured)	400,000	451,600
5% 5/15/24 (Build America Mutual Assurance Insured)	345,000	402,042
California Pub. Works Board Lease Rev.:
(Coalinga State Hosp. Proj.) Series 2013 E, 5% 6/1/21	7,000,000	7,368,620
(Riverside Campus Proj.) Series 2012 H, 5% 4/1/21	1,000,000	1,045,640
(Various Cap. Projs.):
Series 2011 A, 5% 10/1/21	4,230,000	4,512,099
Series 2012 A, 5% 4/1/24	9,690,000	10,529,348
Series 2012 G:
5% 11/1/21	1,500,000	1,605,285
5% 11/1/25	5,500,000	6,107,035
(Various Judicial Council Projs.) Series 2011 D, 5% 12/1/23	9,955,000	10,677,932
Series 2014 B:
5% 10/1/21	1,000,000	1,066,690
5% 10/1/22	1,225,000	1,357,680
Series 2014 C:
5% 10/1/21	1,355,000	1,445,365
5% 10/1/22	1,000,000	1,108,310
California State Univ. Rev.:
Bonds 4%, tender 11/1/23 (a)	5,000,000	5,516,450
Series 2020 A:
5% 11/1/22	2,585,000	2,880,466
5% 11/1/23	1,500,000	1,734,390
5% 11/1/24	1,500,000	1,796,610
5% 11/1/25	1,000,000	1,238,930
California Statewide Cmntys. Dev. Auth. Series 2016:
5% 5/15/20	575,000	579,738
5% 5/15/21	825,000	865,475
5% 5/15/22	1,000,000	1,086,150
5% 5/15/23	2,375,000	2,669,358
5% 5/15/24	1,000,000	1,159,070
California Statewide Cmntys. Dev. Auth. Hosp. Rev. Series 2018:
5% 1/1/22	500,000	534,820
5% 1/1/23	500,000	553,105
5% 1/1/24	600,000	685,716
5% 1/1/25	1,075,000	1,267,565
5% 1/1/26	1,040,000	1,263,038
5% 1/1/27	1,900,000	2,366,146
California Statewide Cmntys. Dev. Auth. Rev.:
(Huntington Memorial Hosp. Proj.) Series 2018:
5% 7/1/24	1,020,000	1,196,511
5% 7/1/25	625,000	756,344
(Viamonte Sr. Living 1 Proj.) Series 2018 B, 3% 7/1/25	6,000,000	6,107,880
Series 2014 B:
5% 7/1/23	870,000	986,945
5% 7/1/24	750,000	879,788
Series 2016:
5% 10/1/22	725,000	797,449
5% 10/1/24	2,030,000	2,386,224
5% 10/1/25	1,010,000	1,224,463
Series 2017 A, 3% 11/1/22 (c)	1,265,000	1,293,804
Series 2018:
5% 7/1/21	300,000	316,236
5% 7/1/23	300,000	340,326
Chula Vista Elem School Dish Series 2019, 0% 8/1/23	6,500,000	6,316,505
Corona-Norco Unified School District Series 2013 A, 5% 9/1/22	500,000	551,640
Eastern California Muni. Wtr. District Wtr. and Wasterwater Bonds Series 2018 C, SIFMA Municipal Swap Index + 0.250% 1.4%, tender 10/1/21 (a)(b)	7,000,000	6,998,460
El Camino Hosp. District Series 2006, 0% 8/1/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,000,000	4,286,500
El Dorado County Gen. Oblig.:
5% 9/1/20	545,000	556,629
5% 9/1/22	1,295,000	1,430,781
El Dorado Irr. Distr. Rev. Series 2016 A:
4% 3/1/20	500,000	500,000
5% 3/1/22	500,000	542,840
5% 3/1/23	500,000	564,070
Elk Grove Fin. Auth. Spl. Tax Rev.:
Series 2015:
5% 9/1/22	425,000	468,337
5% 9/1/23	1,000,000	1,141,420
5% 9/1/24	1,000,000	1,181,530
Series 2016:
4% 9/1/21	1,130,000	1,172,465
4% 9/1/23	1,500,000	1,629,795
4% 9/1/25	1,915,000	2,165,788
Elk Grove Unified School Distr. Ctfs. of Prtn. (Cap. Facilities Proj.) Series 2016:
5% 2/1/22 (Build America Mutual Assurance Insured)	2,895,000	3,128,019
5% 2/1/23 (Build America Mutual Assurance Insured)	1,390,000	1,561,929
5% 2/1/24 (Build America Mutual Assurance Insured)	1,460,000	1,697,951
Elsinore Valley Muni. Wtr. District Series 2016 A:
5% 7/1/21	1,375,000	1,455,451
5% 7/1/22	900,000	991,863
5% 7/1/23	750,000	859,605
5% 7/1/24	1,000,000	1,188,510
Emery Unified School District Series D, 0% 8/1/40 (Pre-Refunded to 8/1/23 @ 40.487)	250,000	98,333
Evergreen Elementary School District Series 2006 B, 0% 8/1/27	1,240,000	1,128,772
Fairfield Ctfs. Prtn. Series 2007, 0% 4/1/27	1,850,000	1,670,957
Garvey School District Series 2000 B, 0% 8/1/30	1,625,000	1,349,254
Gilroy School Facilities Fing. (Gilroy Calif Unified School District Proj.) Series 2013, 4% 8/1/22 (Escrowed to Maturity)	40,000	43,260
Golden Empire Schools Fing. Auth. Lease Rev. (Kern High School District Projs.) Series 2018:
4% 5/1/20	1,000,000	1,005,263
5% 5/1/21	6,650,000	6,978,444
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev.:
Series 2005 A, 0% 6/1/27 (AMBAC Insured)	5,000,000	4,551,100
Series 2013 A, 5% 6/1/21	5,000,000	5,262,700
Series 2017 A1:
5% 6/1/21	1,000,000	1,050,210
5% 6/1/22	1,000,000	1,089,160
5% 6/1/23	1,100,000	1,239,964
Series A, 0% 6/1/24 (AMBAC Insured)	7,000,000	6,697,810
Indio Pub. Fing. Auth. Lease Rev. Series 2012:
5% 11/1/20	670,000	689,190
5% 11/1/21	455,000	487,642
5% 11/1/22	745,000	828,477
Irvine Reassessment District 12-1 Ltd. Oblig.:
4% 9/2/20	1,000,000	1,016,603
5% 9/2/20	800,000	817,247
5% 9/2/22	750,000	828,135
La Quinta Redev. Agcy.:
(La Quinta Redev. Proj. Areas No. 1 and 2) Series 2014 A:
5% 9/1/20	500,000	510,896
5% 9/1/21	615,000	655,387
5% 9/1/22	615,000	681,906
5% 9/1/23	1,205,000	1,387,112
Series 2013 A:
5% 9/1/21	1,000,000	1,065,360
5% 9/1/22	2,000,000	2,215,480
5% 9/1/23	1,500,000	1,724,445
Long Beach Unified School District Series D1, 0% 8/1/29	1,915,000	1,491,766
Los Angeles Cmnty. College District Series 2016 I, 4% 8/1/24	700,000	803,040
Los Angeles County Ctfs. of Prtn.:
(Disney Concert Hall Parking Garage Proj.):
5% 3/1/21	500,000	521,984
5% 9/1/21	1,270,000	1,352,614
5% 3/1/22	1,000,000	1,086,720
(Disney Parking Proj.) 0% 3/1/20	3,205,000	3,205,000
Los Angeles Dept. Arpt. Rev. Series 2020 A:
5% 5/15/23 (d)	5,000,000	5,684,500
5% 5/15/24 (d)	5,000,000	5,894,400
5% 5/15/25 (d)	5,000,000	6,101,450
Los Angeles Muni. Impt. Corp. Lease Rev.:
Series 2012 C, 5% 3/1/21	5,055,000	5,276,229
Series 2014 A, 5% 5/1/23	475,000	538,094
Series 2014 B, 5% 5/1/23	200,000	226,566
Los Angeles Unified School District Series A, 5% 7/1/25	3,205,000	3,915,837
Montebello Pub. Fing. Auth.:
(Montebello Home2 Suites By Hilton Hotel Proj.) Series 2016 A, 5% 6/1/27	1,415,000	1,743,011
(Montebello Home2 Suites by Hilton Hotel Proj.) Series 2016 A, 5% 6/1/28	1,490,000	1,830,122
(Montebello Home2 Suites By Hilton Hotel Proj.) Series 2016 A, 5% 6/1/29	1,560,000	1,911,172
Monterey Peninsula Cmnty. College District Series 2016:
0% 8/1/22	2,300,000	2,248,089
0% 8/1/24	2,700,000	2,577,825
Napa Valley Cmnty. Cllge District Series 2002 B, 0% 8/1/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,025,000	932,371
Napa Valley Unified School District Series 2010 A, 0% 8/1/27	2,065,000	1,852,305
Newport Mesa Unified School District Series 2007, 0% 8/1/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,915,000	3,471,156
Northern California Energy Auth. Bonds Series 2018, 4%, tender 7/1/24 (a)	10,000,000	11,198,900
Oakland Unified School District Alameda County:
Series 2015 A:
5% 8/1/23 (FSA Insured)	2,000,000	2,282,720
5% 8/1/24	1,900,000	2,230,524
5% 8/1/24 (FSA Insured)	2,020,000	2,387,701
Series 2016, 5% 8/1/29	940,000	1,168,119
Oakland-Alameda County Coliseum Auth. (Oakland Coliseum Proj.) Series 2012 A, 5% 2/1/22	3,300,000	3,573,504
Palmdale School District Series 2002, 0% 2/1/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,400,000	1,275,260
Palo Alto Unified School District Gen. Oblig. Series 2008, 0% 8/1/25	2,255,000	2,153,074
Palomar Cmnty. College District Series 2010 B, 0% 8/1/29	1,000,000	883,320
Palomar Health Calif Ctfs. Prtn. Series 2017:
5% 11/1/23	300,000	338,961
5% 11/1/24	300,000	348,822
5% 11/1/25	350,000	417,939
5% 11/1/26	475,000	580,564
Palomar Health Rev. Series 2016:
5% 11/1/25	2,000,000	2,388,220
5% 11/1/26	1,875,000	2,291,700
Perris Union High School District Series A, 5% 9/1/22 (FSA Insured)	625,000	692,994
Pittsburg School District Series C, 0% 8/1/52 (Pre-Refunded to 8/1/22 @ 16.874)	1,275,000	211,051
Placentia-Yorba Linda Unified School District Series 2004 B, 0% 8/1/27	1,905,000	1,720,139
Poway California Redev. Agcy. Successor Series A:
5% 12/15/23	4,330,000	5,043,021
5% 6/15/24	2,440,000	2,893,035
Poway Unified School District Series 2009, 0% 8/1/26	2,145,000	1,996,545
Poway Unified School District Pub. Fing.:
4% 9/1/20	1,170,000	1,185,052
4% 9/15/20	340,000	346,201
4% 9/15/21	325,000	341,994
5% 9/1/21	1,230,000	1,295,842
5% 9/1/22	990,000	1,076,833
5% 9/1/23	1,345,000	1,508,027
Pub. Utils. Commission San Francisco City & County Wastewtr. Rev. Bonds Series 2018 C, 2.125%, tender 10/1/23 (a)	25,000,000	25,934,729
Rancho Cucamonga Redev. Agcy. (Rancho Redev. Proj.):
5% 9/1/21 (FSA Insured)	1,000,000	1,063,510
5% 9/1/22 (FSA Insured)	1,400,000	1,548,624
Richmond Wastewtr. Rev. Series 2019 B:
5% 8/1/22	300,000	331,404
5% 8/1/23	940,000	1,078,020
5% 8/1/24	730,000	867,423
5% 8/1/25	1,925,000	2,367,596
Rio Hondo Cmnty. College District Series 2010 C, 0% 8/1/29	1,800,000	1,559,070
Riverside Swr. Rev. Series 2015 A:
5% 8/1/22	2,160,000	2,385,007
5% 8/1/24	1,500,000	1,782,375
Sacramento City Fing. Auth. Lease Rev.:
Series 1993 A, 5.4% 11/1/20 (AMBAC Insured)	240,000	247,327
Series 1993 B, 5.4% 11/1/20	540,000	556,998
Sacramento City Unified School District:
Series 2007, 0% 7/1/27 (FSA Insured)	1,455,000	1,283,630
Series 2014, 5% 7/1/25	50,000	57,565
Sacramento County Arpt. Sys. Rev.:
Series 2018 A:
5% 7/1/22	275,000	302,192
5% 7/1/23	430,000	490,389
5% 7/1/24	550,000	649,803
Series 2018 B:
5% 7/1/22	1,000,000	1,098,880
5% 7/1/23	1,000,000	1,140,440
5% 7/1/24	1,000,000	1,181,460
Series 2018 D:
5% 7/1/21	700,000	739,606
5% 7/1/22	300,000	329,445
5% 7/1/23	500,000	569,690
5% 7/1/24	400,000	472,020
Sacramento Muni. Util. District Elec. Rev. Bonds Series 2019 B, 5%, tender 10/15/25 (a)	3,000,000	3,627,420
Sacramento TOT Rev. Series A, 5% 6/1/26	900,000	1,125,162
San Bernardino Unified School District Gen. Oblig. Series 2013 A:
5% 8/1/21 (FSA Insured)	1,150,000	1,220,150
5% 8/1/22 (FSA Insured)	1,500,000	1,654,350
San Diego Assoc. of Governments (Mid-Coast Corridor Transit Proj.) Series 2019 A, 1.8% 11/15/27	2,495,000	2,545,374
San Diego California Assn. Govts. South Bay (South Bay Expressway Proj.) Series 2017 A:
5% 7/1/21	1,000,000	1,056,170
5% 7/1/22	1,500,000	1,647,585
5% 7/1/24	1,415,000	1,671,766
5% 7/1/26	1,450,000	1,827,261
San Diego Convention Ctr. Expansion Series 2012 A, 5% 4/15/24	6,670,000	7,271,701
San Diego Pub. Facilities Fing. Auth. Lease Rev. Series 2015 B:
5% 10/15/23	1,355,000	1,563,670
5% 10/15/25	1,605,000	1,985,578
San Francisco City & County Redev. Agcy. Successor (San Francisco Redev. Projs.) Series 2014 C:
5% 8/1/21	1,000,000	1,062,310
5% 8/1/22	175,000	193,496
San Jacinto Unified School District:
Series 2014 A, 5% 8/1/22 (FSA Insured)	325,000	358,030
Series 2014:
5% 8/1/20 (FSA Insured)	165,000	167,920
5% 8/1/21 (FSA Insured)	150,000	158,975
5% 8/1/23 (FSA Insured)	400,000	456,692
5% 8/1/24 (FSA Insured)	750,000	886,883
San Jose Fing. Auth. Lease Rev.:
(Civic Ctr. Proj.) Series 2013 A, 5% 6/1/22	1,100,000	1,205,941
Series 2013 A, 4% 6/1/21	1,000,000	1,042,470
San Marcos Redev. Agcy. Successor Series 2015 A:
5% 10/1/22	1,850,000	2,058,939
5% 10/1/23	900,000	1,040,598
San Mateo County Cmnty. College District Series 2006 B, 0% 9/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,505,000	3,294,560
San Mateo County Joint Powers Fing. Auth. Series 2019 A:
5% 7/15/22	3,425,000	3,773,528
5% 7/15/23	3,440,000	3,936,117
San Mateo Unified School District (Election of 2000 Proj.) Series B, 0% 9/1/25 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,055,000	2,876,710
San Pablo Redev. Agcy. Series 2014 A:
5% 6/15/20 (FSA Insured)	1,000,000	1,011,849
5% 6/15/21 (FSA Insured)	500,000	526,885
5% 6/15/22 (FSA Insured)	1,000,000	1,095,570
5% 6/15/23 (FSA Insured)	630,000	714,672
Santa Barbara Fing. Auth. (Arpt. Proj.) Series 2019:
4% 4/1/20	500,000	501,314
5% 4/1/21	1,025,000	1,073,257
5% 4/1/23	1,125,000	1,273,489
5% 4/1/25	1,250,000	1,520,225
Santa Monica Pub. Fin. Rev. (Santa Monica Calif Proj.) Series 2017, 5% 7/1/22	400,000	440,828
South Bay Union School District Series 2019, 0% 8/1/22	2,230,000	2,170,281
South Orange County Pub. Fing. Auth. Spl. Tax Rev. Series 2014 A:
5% 8/15/21	750,000	797,115
5% 8/15/22	750,000	811,988
Southern California Pub. Pwr. Auth. Rev. Bonds (Canyon Pwr. Proj.) Series 2018 A, 2.25%, tender 5/1/21 (a)	9,000,000	9,076,860
Stockton Pub. Fing. Auth. Wastewtr. Series 2019, 1.4% 6/1/22	3,000,000	3,009,630
Stockton Pub. Fing. Auth. Wtr. Rev. Series 2018 A:
5% 10/1/23	650,000	746,057
5% 10/1/24	700,000	831,110
5% 10/1/25	750,000	920,198
5% 10/1/26	1,000,000	1,262,780
5% 10/1/27	1,000,000	1,296,990
Stockton Unified School District Gen. Oblig. Series 2012:
5% 7/1/21 (FSA Insured)	1,200,000	1,268,892
5% 7/1/22 (FSA Insured)	1,220,000	1,338,852
Successor Agcy. to the Redev. Agcy. of Pittsburg (Los Medanos Cmnty. Dev. Proj.):
Series 2016 A:
5% 9/1/21 (FSA Insured)	1,025,000	1,087,556
5% 9/1/22 (FSA Insured)	3,370,000	3,708,348
5% 9/1/23 (FSA Insured)	3,000,000	3,414,270
Series 2016, 5% 9/1/21 (FSA Insured)	1,000,000	1,061,030
Tobacco Securitization Auth. Southern California Tobacco Settlement Series 2019 A1, 5% 6/1/23	1,000,000	1,128,470
Turlock Irrigation District Rev. Series 2020:
5% 1/1/23 (d)	4,315,000	4,697,741
5% 1/1/24 (d)	4,530,000	5,108,843
5% 1/1/25 (d)	4,760,000	5,552,635
5% 1/1/26 (d)	4,995,000	6,016,078
Univ. of California Revs. Bonds Series 2016 AT, 1.4%, tender 5/15/21 (a)	6,800,000	6,823,664
Upland Gen. Oblig. Ctfs. of Prtn. (San Antonio Cmnty. Hosp.,CA. Proj.) Series 2017:
5% 1/1/22	450,000	478,886
5% 1/1/23	450,000	493,569
5% 1/1/24	1,150,000	1,297,695
5% 1/1/26	500,000	594,810
5% 1/1/28	1,000,000	1,240,420
Vacaville Unified School District Series 2015 A, 5% 8/1/20	200,000	203,632
Walnut Energy Ctr. Auth. Rev. Series 2014 A:
5% 1/1/21	250,000	259,131
5% 1/1/22	350,000	378,151
Washington Township Health Care District Rev. Series 2019 A:
5% 7/1/20	400,000	405,350
5% 7/1/21	500,000	526,245
5% 7/1/22	645,000	702,818
5% 7/1/23	715,000	805,333
5% 7/1/24	500,000	580,750
5% 7/1/25	500,000	596,460
5% 7/1/26	550,000	671,798
5% 7/1/27	600,000	747,678
West Contra Costa Unified School District Series 2014 A:
5% 8/1/22	575,000	635,191
5% 8/1/23	1,500,000	1,721,340
Western Muni. Wtr. District Facilities Auth. Wtr. Rev. Series 2016 A, 1.5%, tender 10/1/20 (a)	5,500,000	5,510,617
Wiseburn Unified School District Series 2015 B, 5% 8/1/21	1,690,000	1,795,067

TOTAL CALIFORNIA		696,860,109

Guam - 0.2%
Guam Pwr. Auth. Rev. Series 2012 A, 5% 10/1/20 (FSA Insured)	1,500,000	1,533,764
TOTAL MUNICIPAL BONDS
(Cost $672,700,349)		698,393,873

Municipal Notes - 11.6%
California - 11.6%
1500 Mission Urban Hsg. LP Participating VRDN Series DBE 80 38, 1.5% 3/6/20 (Liquidity Facility Deutsche Bank AG New York Branch)(a)(e)(f)	7,000,000	$7,000,000
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev.:
Participating VRDN Series XF 10 44, 1.25% 3/6/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	800,000	800,000
Series 2008 F1, 1% 3/6/20, LOC Sumitomo Mitsui Banking Corp., VRDN (a)	7,530,000	7,530,000
Series 2019 C, 1.04% 3/6/20, LOC Bank of America NA, VRDN (a)	5,000,000	5,000,000
Buck Institute Age Research Participating VRDN Series Floaters XF 10 35, 1.25% 3/6/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	1,760,000	1,760,000
California Gen. Oblig. Participating VRDN:
Series Floaters XF 10 38, 1.25% 3/6/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	2,500,000	2,500,000
Series Spears DB 80 18, 1.3% 3/6/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	6,865,000	6,865,000
California Health Facilities Fing. Auth. Participating VRDN Series Floaters XG 00 49, 1.25% 3/6/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	1,400,000	1,400,000
California Health Facilities Fing. Auth. Rev. Participating VRDN Series Floaters XG 00 48, 1.25% 3/6/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	5,000,000	5,000,000
California Muni. Fin. Auth. Participating VRDN Series XF 10 88, 1.5% 3/6/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	900,000	900,000
California Statewide Cmntys. Dev. Auth. Multi-family Hsg. Rev. Participating VRDN Series Floaters XF 10 82, 1.5% 3/6/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	5,000,000	5,000,000
Dignity Health Participating VRDN Series DBE 80 11, 1.37% 3/6/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	5,300,000	5,300,000
Hbr. Park Apts. Lp Participating VRDN Series Spears DBE 80 14, 1.5% 3/6/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	2,200,000	2,200,000
Los Angeles Dept. of Wtr. & Pwr. Rev. Series 2002 A7, 1.19% 3/2/20 (Liquidity Facility Bank of America NA), VRDN (a)	500,000	500,000
Los Angeles Dept. of Wtr. & Pwr. Wtrwks. Rev. Participating VRDN Series DB 8028, 1.3% 3/6/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	10,000,000	10,000,000
Metropolitan Wtr. District of Southern California Wtr. Rev. Series A, 1.19% 3/2/20 (Liquidity Facility Citibank NA), VRDN (a)	3,065,000	3,065,000
Sacramento City Fing. Auth. Rev. Participating VRDN Series Floaters XG 01 00, 1.25% 3/6/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	10,000,000	10,000,000
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev. Participating VRDN Series XF 10 32, 1.25% 3/6/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	2,820,000	2,820,000
San Francisco City & County Multi-family Hsg. Rev. Participating VRDN Series DBE 80 49, 1.5% 3/6/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	7,000,000	7,000,000
Univ. of California Revs.:
Participating VRDN Series Floaters XG 00 61, 1.25% 3/6/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)(f)	2,250,000	2,250,000
Series 2013 AL 4, 1.18% 3/2/20, VRDN (a)	500,000	500,000
TOTAL MUNICIPAL NOTES
(Cost $87,390,000)		87,390,000
TOTAL INVESTMENT IN SECURITIES - 104.5%
(Cost $760,090,349)		785,783,873
NET OTHER ASSETS (LIABILITIES) - (4.5)%		(33,810,817)
NET ASSETS - 100%		$751,973,056

Security Type Abbreviations

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,813,829 or 0.4% of net assets.

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (e) Provides evidence of ownership in one or more underlying municipal bonds.

 (f) Coupon rates are determined by re-marketing agents based on current market conditions.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	34.2%
Health Care	14.9%
Transportation	10.7%
Education	9.6%
Synthetics	9.3%
Water & Sewer	8.7%
Special Tax	7.6%
Electric Utilities	5.2%
Others* (Individually Less Than 5%)	(0.2)%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 29, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $760,090,349)		$785,783,873
Cash		43,154
Receivable for fund shares sold		204,180
Interest receivable		6,825,886
Prepaid expenses		634
Receivable from investment adviser for expense reductions		80,188
Other receivables		537
Total assets		792,938,452
Liabilities
Payable for investments purchased on a delayed delivery basis	$38,624,467
Payable for fund shares redeemed	1,742,530
Distributions payable	259,871
Accrued management fee	219,441
Other affiliated payables	64,026
Other payables and accrued expenses	55,061
Total liabilities		40,965,396
Net Assets		$751,973,056
Net Assets consist of:
Paid in capital		$726,030,732
Total accumulated earnings (loss)		25,942,324
Net Assets		$751,973,056
Net Asset Value, offering price and redemption price per share ($751,973,056 ÷ 69,188,495 shares)		$10.87

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2020
Investment Income
Interest		$15,076,087
Expenses
Management fee	$2,593,239
Transfer agent fees	597,527
Accounting fees and expenses	166,237
Custodian fees and expenses	6,003
Independent trustees' fees and expenses	2,819
Registration fees	24,487
Audit	61,370
Legal	2,047
Miscellaneous	4,928
Total expenses before reductions	3,458,657
Expense reductions	(884,129)
Total expenses after reductions		2,574,528
Net investment income (loss)		12,501,559
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		1,355,937
Total net realized gain (loss)		1,355,937
Change in net unrealized appreciation (depreciation) on investment securities		18,298,880
Net gain (loss)		19,654,817
Net increase (decrease) in net assets resulting from operations		$32,156,376

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2020	Year ended February 28, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$12,501,559	$12,953,914
Net realized gain (loss)	1,355,937	(829,825)
Change in net unrealized appreciation (depreciation)	18,298,880	6,421,931
Net increase (decrease) in net assets resulting from operations	32,156,376	18,546,020
Distributions to shareholders	(12,498,156)	(12,955,532)
Share transactions
Proceeds from sales of shares	167,519,549	191,663,112
Reinvestment of distributions	9,042,205	9,615,098
Cost of shares redeemed	(174,840,470)	(250,694,613)
Net increase (decrease) in net assets resulting from share transactions	1,721,284	(49,416,403)
Total increase (decrease) in net assets	21,379,504	(43,825,915)
Net Assets
Beginning of period	730,593,552	774,419,467
End of period	$751,973,056	$730,593,552
Other Information
Shares
Sold	15,615,460	18,263,477
Issued in reinvestment of distributions	842,380	916,729
Redeemed	(16,318,511)	(23,925,423)
Net increase (decrease)	139,329	(4,745,217)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity California Limited Term Tax-Free Bond Fund

Years ended February 28,	2020 A	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$10.58	$10.49	$10.59	$10.80	$10.76
Income from Investment Operations
Net investment income (loss)B	.182	.184	.168	.170	.183
Net realized and unrealized gain (loss)	.290	.090	(.100)	(.199)	.048
Total from investment operations	.472	.274	.068	(.029)	.231
Distributions from net investment income	(.181)	(.184)	(.168)	(.170)	(.183)
Distributions from net realized gain	(.001)	–	–	(.011)	(.008)
Total distributions	(.182)	(.184)	(.168)	(.181)	(.191)
Redemption fees added to paid in capitalB	–	–	–	–C	–C
Net asset value, end of period	$10.87	$10.58	$10.49	$10.59	$10.80
Total ReturnD	4.50%	2.64%	.64%	(.27)%	2.17%
Ratios to Average Net AssetsE
Expenses before reductions	.47%	.48%	.47%	.47%	.48%
Expenses net of fee waivers, if any	.35%	.35%	.35%	.35%	.35%
Expenses net of all reductions	.35%	.35%	.35%	.35%	.35%
Net investment income (loss)	1.70%	1.75%	1.59%	1.59%	1.71%
Supplemental Data
Net assets, end of period (000 omitted)	$751,973	$730,594	$774,419	$767,451	$817,664
Portfolio turnover rate	31%	33%	20%	33%	20%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.0005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 29, 2020

1. Organization.

Fidelity California Limited Term Tax-Free Bond Fund (the Fund) is a fund of Fidelity California Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund may be affected by economic and political developments in the state of California.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and capital loss carryforwards.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$25,708,090
Gross unrealized depreciation	(2,055)
Net unrealized appreciation (depreciation)	$25,706,035
Tax Cost	$760,077,838

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$59,490
Undistributed long-term capital gain	$176,798
Net unrealized appreciation (depreciation) on securities and other investments	$25,706,035

The tax character of distributions paid was as follows:

	February 29, 2020	February 28, 2019
Tax-exempt Income	$12,428,247	$12,955,532
Long-term Capital Gains	69,909	–
Total	$12,498,156	$ 12,955,532

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity California Limited Term Tax-Free Bond Fund	209,708,152	212,260,037

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .35% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to an annual rate of .08% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity California Limited Term Tax-Free Bond Fund	.02

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

5. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity California Limited Term Tax-Free Bond Fund	$1,862

During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

The investment adviser voluntarily agreed to reimburse the Fund to the extent annual operating expenses exceeded .35% of average net assets. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $880,222.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $1,389.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $2,518.

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

8. Coronavirus (Covid-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity California Municipal Trust and Shareholders of Fidelity California Limited Term Tax-Free Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity California Limited Term Tax-Free Bond Fund (one of the funds constituting Fidelity California Municipal Trust, referred to hereafter as the “Fund”) as of February 29, 2020, the related statement of operations for the year ended February 29, 2020, the statement of changes in net assets for each of the two years in the period ended February 29, 2020, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2020 and the financial highlights for each of the five years in the period ended February 29, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 9, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 277 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray currently serves as Vice Chairman of Meijer, Inc. (regional retail chain, 2013-present). Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Previously, Mr. McGinty served as Chief Compliance Officer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2019). Prior to joining Fidelity Investments, Mr. McGinty served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President of Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as President (2016-2019) and Director (2014-2019) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), Vice President of Global Asset Allocation Funds (2017-2019); Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), and President, Money Market and Short Duration Bond Group of Fidelity Management & Research Company (FMR) (investment adviser firm, 2013-2014).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2019 to February 29, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2019	Ending Account Value February 29, 2020	Expenses Paid During Period-B September 1, 2019 to February 29, 2020
Actual	.35%	$1,000.00	$1,014.70	$1.75
Hypothetical-C		$1,000.00	$1,023.12	$1.76

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity California Limited Term Tax-Free voted to pay on April 09, 2020, to shareholders of record at the opening of business on April 08, 2020, a distribution of $.003 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 29, 2020, $253,166, or, if subsequently determined to be different, the net capital gain of such year.

During fiscal year ended 2020, 100% of the fund's income dividends was free from federal income tax, and 0% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity California Limited Term Tax-Free Bond Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2019 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Approval of Amended and Restated Advisory Contracts. At its September 2019 meeting, the Board also unanimously determined to approve an amended and restated management contract and sub-advisory agreements (Amended and Restated Contracts) in connection with an upcoming consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, Fidelity Investments Money Management, Inc. (FIMM) expects to merge with and into FMR and, after the merger, FMR expects to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FIMM upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile and considered that the definition of "group assets" for purposes of the fund's group fee would be modified to avoid double-counting assets once the reorganization is complete. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees or expenses paid by the fund.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in September 2018 and December 2018.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and a peer group of funds with similar objectives (peer group), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons forthe 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity California Limited Term Tax-Free Bond Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2018.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below the competitive median for 2018.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and meets periodically, to evaluate potential fall-out benefits. The Board noted that the committee was expected to, among other things: (i) discuss the legal framework surrounding potential fall-out benefits; (ii) review the Board's responsibilities and approach to potential fall-out benefits; and (iii) review practices employed by competitor funds regarding the review of potential fall-out benefits. The Board noted that it would consider the committee's findings in connection with future consideration of contract renewals.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the practices of certain sub-advisers regarding their receipt of research from broker-dealers that execute the funds' portfolio transactions; (vi) the terms of Fidelity's voluntary expense limitation agreements; (vii) the methodology with respect to competitive fund data and peer group classifications; (viii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (ix) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (x) the impact on fund profitability of recent changes in total net assets for Fidelity's money market funds, anticipated changes to the competitive landscape for money market funds, and the level of investor comfort with gates, fees, and floating NAVs; (xi) the funds' share class structures and distribution channels; and (xii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed and the fund's Amended and Restated Contracts should be approved.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot not be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

CSI-ANN-0420
1.817077.114

Item 2.

Code of Ethics

As of the end of the period, February 29, 2020, Fidelity California Municipal Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity California Limited Term Tax-Free Bond Fund and Fidelity California Municipal Income Fund (the “Funds”):

Services Billed by PwC

February 29, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity California Limited Term Tax-Free Bond Fund	$51,400	$4,200	$2,100	$2,400
Fidelity California Municipal Income Fund	$47,200	$3,900	$2,100	$2,200

February 28, 2019 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity California Limited Term Tax-Free Bond Fund	$53,000	$4,500	$2,200	$2,600
Fidelity California Municipal Income Fund	$51,000	$4,100	$2,200	$2,400

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by PwC

	February 29, 2020A	February 28, 2019A
Audit-Related Fees	$7,927,700	$7,930,000
Tax Fees	$28,000	$15,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	February 29, 2020A	February 28, 2019A
PwC	$12,610,300	$11,140,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its(their) audit of the Fund(s), taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity California Municipal Trust

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	April 21, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	April 21, 2020

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	April 21, 2020